Exhibit 10.1

PURCHASE AND SALE AGREEMENT

(MORENO MARKETPLACE)

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of September 16, 2015 (the “Effective Date”), by and between TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company (“Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (“Buyer”).

Recitals

A.         Buyer desires to acquire the Property from Seller and Seller desires to sell the Property to Buyer, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties, covenants and agreements hereinafter contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the Parties hereby agree as follows:

1.           Definitions. Capitalized terms used in this Agreement shall have the meanings set forth in Addendum I attached hereto.

2.           Agreement to Purchase and Sell. Subject to and upon the terms and conditions herein set forth and the representations and warranties contained herein, Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller.

3.           Consideration. Seller and Buyer agree that the total Consideration for the Property shall be Nineteen Million Four Hundred Thousand and No/100ths Dollars ($19,400,000.00).

(a)        Deposit; Additional Deposit; Balance of Consideration. The Consideration shall comprise the following components:

(i)           Initial Earnest Money Deposit; Remaining Earnest Money Deposit. Within two (2) Business Days of the Effective Date, Buyer shall deposit the Initial Earnest Money Deposit in escrow with the Title Company. If Buyer notifies Seller in writing on or before the end of the Due Diligence Period of Buyer’s election to proceed to close pursuant to the terms hereof, Buyer shall deposit the Remaining Earnest Money Deposit with the Title Company within two (2) Business Days after the Approval Date. The Earnest Money shall be held in a federally insured interest-bearing account and interest accruing thereon shall be for the account of Buyer. In the event the transaction contemplated hereby is consummated, the Earnest Money plus interest accrued thereon while held by the Title Company shall be credited against Buyer’s payment obligations under this Agreement.

Purchase and Sale Agreement

(ii)           Cash. Immediately available funds, in an amount equal to the Consideration, less the Earnest Money and the Non-Refundable Payment.

(b)        Non-Refundable Payment. Within two (2) Business Days after the Effective Date, as consideration for Seller’s agreement to the terms of Section 4, below, and as a condition precedent to the effectiveness of this Agreement, Buyer shall deliver directly to Seller, in cash or by wire transfer, immediately available funds in the amount of One Hundred and No/100ths Dollars ($100.00) (the “Non-Refundable Payment”). The Non-Refundable Payment shall be fully earned and retained by Seller immediately upon receipt and, notwithstanding any provisions of this Agreement to the contrary, the Non-Refundable Payment shall not be returned to Buyer in any circumstance. The Non-Refundable Payment shall not constitute a part of the Earnest Money, but shall be applicable to the Consideration at the Close of Escrow. Buyer acknowledges that Seller would not have agreed to the terms of Section 4 of this Agreement had Buyer not made the Non-Refundable Payment to Seller on the terms set forth in this Section 3(b).

4.           Buyer’s Due Diligence. As more fully provided below, Seller agrees to assist and cooperate with Buyer in obtaining access to the Property and certain documents relating thereto for purposes of inspection and due diligence.

(a)        Physical Inspection of the Property. At any time(s) reasonably requested by Buyer following the Effective Date and prior to Closing, Seller shall afford Buyer and its authorized representatives reasonable access to the Property for purposes of satisfying Buyer with respect to the suitability of the Property for Buyer’s purposes, the representations, warranties and covenants of Seller contained herein and the satisfaction of any Conditions Precedent to the Closing; provided, however, that Buyer shall use commercially reasonable efforts not to unreasonably disturb or interfere with the rights of any Tenant. Buyer shall provide Seller with notice on a Business Day not less than twenty-four (24) hours prior to any such inspections, and Seller, at its election, shall have the right to have a representative present during any such investigations. Seller shall have the right at all times to have a representative of Seller accompany any of Buyer or Buyer’s Agents while such persons are on the Property. Buyer may conduct Tenant interviews, provided Buyer has given Seller notice on a Business Day not less than twenty-four (24) hours prior to any such interview, and provided further that Seller shall have the right to be present at all such interviews. Notices to Seller pursuant to this Section 4(a) may be delivered orally (if made in person, and not via voicemail, to Alan Shapiro at 650-343-9300), or by email (if made to Alan Shapiro at alan.shapiro@glenborough.com and no “out of office” response or other “undelivered” response is generated)

Purchase and Sale Agreement

(b)        Invasive Testing. Buyer shall not conduct or allow any physically intrusive or destructive testing of, on or under the Property, including, without limitation, for Hazardous Materials, without Seller’s prior written consent, which consent may be withheld at Seller’s sole and absolute discretion. Buyer shall provide Seller with notice not less than two (2) Business Days prior to the commencement of any physically intrusive or destructive testing, accompanied by a detailed work plan describing the nature, scope, location and purpose of the proposed work, and if approved by Seller, Seller shall have the right to have its own consultant present for any such work. Buyer acknowledges and agrees that Seller’s review of Buyer’s work plan is solely for the purpose of protecting Seller’s interests, and shall not be deemed to create any liability of any kind on the part of Seller in connection with such review that, for example, the work plan is adequate or appropriate for any purpose or complies with applicable legal requirements. All work and investigations shall be performed in compliance with all local, state and federal laws, rules and regulations, including, without limitation, any and all permits required thereunder, all of which shall be at the sole cost and expense of Buyer.

(c)        Damage; Indemnity. Notwithstanding anything in this Agreement to the contrary, any entry upon, inspection, or investigation of the Property by Buyer or Buyer’s Agents, whether performed before or after the Effective Date, shall be performed at the sole risk and expense of Buyer, and Buyer shall be solely and absolutely responsible for the acts or omissions of Buyer and any of Buyer’s Agents. Furthermore, Buyer shall protect, indemnify, defend and hold Seller, and its successors, assigns, and affiliates harmless from and against any and all losses, damages (whether general, punitive or otherwise, but not consequential), liabilities, claims, causes of action, judgments, costs and legal or other expenses (including, but not limited to, reasonable attorneys’ fees and costs) (collectively, “Access Claims”) suffered or incurred by any or all of such indemnified Parties to the extent resulting from (i) any act or omission of Buyer or Buyer’s Agents in connection with entry upon the Property by Buyer or Buyer’s Agents, or the activities, studies or investigations conducted at, to or on the Property by Buyer or Buyer’s Agents, or (ii) any breach on the part of Buyer of its obligations under this Section 4. If at any time prior to Closing, Buyer or Buyer’s Agents cause any damage to the Property, Buyer shall, at its sole expense, immediately repair the damage caused to the Property. Buyer’s obligation to indemnify, defend and hold Seller harmless shall not apply to matters to the extent arising or resulting from (i) the discovery by Buyer of any pre-existing defects in the Property (except to the extent Buyer or Buyer’s Agents exacerbate any such pre-existing condition); or (ii) the discovery by Buyer of any Hazardous Materials within, on or adjacent to the Property that were not released or deposited by Buyer or any of Buyer’s Agents (except to the extent that Buyer or Buyer’s Agents exacerbate the scope or effect of or cause additional or further release of any such Hazardous Materials). Buyer’s obligations under this Section 4 shall survive the termination of this Agreement or the Closing, as the case may be, notwithstanding any other provisions herein to the contrary, and shall not be limited by the terms of Section 14(d). Buyer shall, at all times, keep the Property free and clear of any mechanics’, materialmen’s or design professional’s claims or liens arising out of or relating to its investigations of the Property, whether occurring before or after the Effective Date.

Purchase and Sale Agreement

(d)        Liability Insurance. Prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall provide Seller written evidence that Buyer has procured comprehensive general liability insurance specific to the Property (or with the requisite limits dedicated to the Property) on an “occurrence” form policy covering (at a minimum) the activities of Buyer and Buyer’s Agents on the Property during the period from the Effective Date through the Closing Date, providing for a combined single limit in the minimum amount of $2,000,000, issued by a company licensed in the State in which the Property is located and with a deductible amount not in excess of commercially reasonable standards. Seller shall be named as an additional insured under all such liability insurance and Buyer shall deliver to Seller a copy of the insurer’s endorsement naming Seller as an additional insured, prior to any entry onto the Property by Buyer or Buyer’s Agents. In addition, and prior to any entry onto the Property by Buyer or Buyer’s Agents, Buyer shall deliver to Seller ACORD certificates evidencing that the insurance required under this section is in full force and effect.

(e)        Delivery of Documents and Records. To the extent not previously delivered, Seller shall deliver the Due Diligence Materials to Buyer within five (5) days after the Effective Date. Except as specifically set forth herein, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information supplied to Buyer in connection with Buyer’s inspection of the Property (e.g., that such materials are complete, accurate, or the final version thereof, or that all such materials are in the Seller’s possession). It is the Parties’ express understanding and agreement that such materials are provided only for Buyer’s convenience in making its own examination and determination prior to the Approval Date, as to whether or not it wishes to purchase the Property, and, in doing so, Buyer shall rely exclusively on its own independent investigation and evaluation of every aspect of the Property and, except as expressly set forth herein, not on any materials supplied by Seller. Buyer expressly disclaims any intent to rely on any such materials provided to it by Seller in connection with its own inspections and agrees that it shall rely solely on its own independently developed or verified information. Buyer agrees that delivery may be accomplished by access to the Due Diligence Materials in an electronic data room established by Seller or Seller’s Broker.

(f)         Contacts with Property Managers. At any time reasonably requested by Buyer following the Effective Date and prior to Closing, Buyer may contact and interview the property manager/leasing agent(s), provided Buyer shall give Seller not less than one (1) Business Day advance written notice prior to any such interview, and Seller or its representative may be present during any interview.

(g)        Service Contracts. At or before the Closing Seller will terminate all existing Service Contracts for the Property. Schedule 3 to this Agreement identifies all Service Contracts to be assumed by Buyer at Closing, and shall state “None.”

Purchase and Sale Agreement

(h)        Approval of Title. Promptly after the Effective Date, Seller shall request that the Title Company deliver to Buyer a commitment of a CLTA 2006 owner’s policy of title insurance in the amount of the Consideration with links to or copies of any underlying exceptions or documents referenced therein. Prior to the Approval Date, Buyer shall advise Seller what exceptions to title, if any, will be accepted by Buyer. Seller shall have three (3) Business Days after receipt of Buyer’s objections to give to Buyer: (A) written notice that Seller will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Seller elects not to cause such exceptions to be removed. Seller’s failure to give notice to Buyer within the three (3) Business Day period shall be deemed to be Seller’s election not to cause such exceptions to be removed. If Seller gives Buyer notice or is otherwise deemed to have elected to proceed under clause (B), Buyer shall have until three (3) Business Days after receipt of Seller’s actual or deemed notice as to Seller’s unwillingness to cause such exceptions to be removed, to elect to proceed with the transaction or terminate this Agreement. If Buyer fails to give Seller notice of its election on or before the expiration of such three (3) Business Day period, Buyer shall be deemed to have elected to terminate this Agreement. If Seller gives notice pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and Buyer is unwilling to take title subject thereto, Buyer shall have the right to elect to terminate this Agreement and Section 14(a) shall apply. Notwithstanding the foregoing, Buyer shall be deemed to have objected to any lien encumbering the Property that secures the payment of money, such as mechanic’s liens, materialmen’s liens and judgment liens, and the liens of deeds of trust and mortgages (collectively, “Monetary Liens”), unless Buyer otherwise notifies Seller in writing. Monetary Liens shall not include assessments or bond amounts encumbering the property and reflected in the tax bills for the Property, non-delinquent property taxes or assessments, or non-delinquent dues, costs or assessments under declarations, reciprocal easements, or other covenants, conditions or restrictions to which the Property is subject. Seller hereby agrees to remove at or before the Closing and shall cause the Property to be delivered free and clear of, Monetary Liens caused by Seller. Buyer agrees that “removal” of an exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such exception.

(i)         New Exceptions. In the event the Title Company notifies Buyer of any New Exceptions to title after the Approval Date, Buyer shall have two (2) Business Days in which to notify Seller of its approval or disapproval of such New Exception. Failure to deliver notice of approval of such New Exception shall be deemed disapproval of the New Exception. If Buyer disapproves such New Exception, Seller shall notify Buyer within two (2) Business Days thereafter whether or not Seller can or will cause the removal of such New Exception. Failure to deliver such notice by Seller shall be deemed Seller’s refusal to cause the removal of such New Exception. If Seller is unwilling or unable to cause the removal of such New Exception, Buyer shall have the right within two (2) Business Days thereafter in which to waive such objection to title and proceed to Closing, or terminate this Agreement, in which case Section 14(a) shall apply. Failure by Buyer to deliver notice of waiver shall be deemed Buyer’s objection to title and election to terminate this Agreement. Buyer agrees that “removal” of a New Exception shall include the Title Company’s willingness to endorse over such exception or provide affirmative assurance to Buyer of no loss or damage to Buyer from such New Exception.

Purchase and Sale Agreement

(j)         Survey. Seller has provided Buyer with a copy of an ALTA survey of the Property, ordered by Seller for Seller’s benefit, at Seller’s cost (the “Survey”). If Buyer elects ALTA extended coverage title insurance, with survey coverage, Buyer shall have the right, at its cost, to update, modify, amend or re-certify the Survey as necessary in order for the Title Company to delete the survey exception from the Title Policy or to otherwise satisfy Buyer’s objectives. Seller shall consent to the use and update of such Survey by Buyer, at Buyer’s cost. Buyer shall have the right to approve or disapprove of any matters shown in the Survey prior to the end of the Due Diligence Period in accordance with Section 4(h). Buyer shall use diligent, good faith efforts to obtain an updated Survey as soon as practicable after the Effective Date and no later than one (1) Business Day prior to the end of the Due Diligence Period; and provided further, if through no fault of Buyer the updated Survey is not delivered to Buyer until after such date, any matters shown on the Survey that are not (i) included in or referenced in any preliminary report delivered to Buyer prior to the Approval Date, (ii) in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (iii) disclosed to Buyer in any of the Due Diligence Materials, or (iv) caused by Buyer or any of Buyer’s Agents, shall be treated as New Exceptions subject to review and approval or disapproval as permitted in Section 4(h), above. The receipt of an updated Survey shall not be a condition precedent to Buyer’s obligation to close the Escrow.

(k)        Title Commitment during Due Diligence Period. Buyer shall use diligent, good faith efforts to obtain from the Title Company no later than the end of the Due Diligence Period, such assurances and commitments as to policy form, coverage and endorsements as Buyer may request for the Title Policy. Delivery of the Approval Notice to Seller prior to the end of the Due Diligence Period shall constitute Buyer’s approval of matters affecting title to the Property, including any such matters as are shown on the Survey, subject to Buyer’s rights under Section 4(h) and any New Exceptions. Buyer may elect to obtain an owner’s ALTA extended coverage title insurance policy, and such endorsements as Buyer may require, at Buyer’s cost. Seller shall execute and deliver to the Title Company an owner’s title affidavit in the form attached hereto as Exhibit H, which the Title Company has approved. It shall be a condition to Buyer’s obligation to close the Escrow that the Title Company not be unwilling or unable to deliver to Buyer as of the Closing its irrevocable commitment to issue to Buyer its Title Policy consistent in all material respects with the commitment made by the Title Company as of the Approval Date, subject to New Exceptions approved by Buyer. If Buyer fails to obtain a commitment from the Title Company prior to the Approval Date, Buyer shall be deemed, as of the Approval Date, to have approved all exceptions to title other than Monetary Liens and subsequent New Exceptions, subject to Buyer’s rights under Section 4(h), above.

Purchase and Sale Agreement

(l)         Nonresidential Building Energy Use Disclosure Requirement (AB 1103). Buyer acknowledges that it is familiar with the provisions of California Public Resources Code §25402.10 (also known as AB 1103) and the California Energy Commission regulations promulgated pursuant thereto, which generally require the owner of a nonresidential building of greater than 10,000 rentable square feet to make specific disclosures of the building’s energy usage to any buyer, lessee or lender of such a building (the “Energy Use Disclosure Regulations”). Buyer further acknowledges that Seller has not yet compiled and submitted all of the information necessary to timely and fully comply with the Energy Use Disclosure Regulations (the “Acknowledged Noncompliance”). Buyer hereby expressly waives and releases, to the extent permitted by applicable Laws, all rights and remedies, if any, Buyer may have arising out of the Acknowledged Noncompliance. Notwithstanding anything to the contrary in this Agreement, Buyer hereby acknowledges and agrees that the Acknowledged Noncompliance is an approved exception from any representation and/or warranty of Seller that a Property, Seller, and/or the transaction contemplated in this Agreement is in compliance with Laws. Seller has commenced and shall continue to make good faith, commercially reasonable efforts to cure the Acknowledged Noncompliance by obtaining and delivering to Buyer the disclosure documentation required by the Energy Use Disclosure Regulations (the “Energy Use Disclosure Documents”), but neither Buyer nor Seller shall have any right to delay or extend the Closing or any other obligation, action or event as a result of any delay or failure in Seller’s ability to deliver the Energy Use Disclosure Documents. Delivery of the Energy Use Disclosure Documents shall not be a Buyer Closing Condition. Seller’s failure to deliver the Energy Use Disclosure Documents shall not be a breach of this Agreement. Buyer and Seller agree that, for purposes of this Section 4(k), Seller shall be deemed to have complied with the terms of this Section 4(k) if Seller engages a third-party consultant reasonably acceptable to Buyer with instructions to produce the Energy Use Disclosure Documents based on estimated usage data. In the event the Energy Use Disclosure Documents are not available for delivery to Buyer on or prior to the Closing Date, Seller shall deliver the Energy Use Disclosure Documents to Buyer as soon after the Closing as reasonably possible. Such obligation of Seller shall survive the Closing.

(m)       Buyer’s Right to Terminate. At any time up to the Approval Date, Buyer has the unqualified right to terminate this Agreement and obtain a full refund of the Earnest Money (and any interest thereon), subject to Buyer’s obligations to return Due Diligence Materials to Seller as provided in the Section entitled “Conditions to Closing.” On or before the end of the Due Diligence Period, if Buyer is satisfied with its due diligence review of the Property and matters affecting the Property and wishes to proceed with the acquisition of the Property under this Agreement, Buyer shall give the Seller written notice of its approval of the Property and election to proceed under this Agreement (the “Approval Notice”). If Buyer fails to deliver an Approval Notice to Seller on or before the end of the Due Diligence Period, Buyer shall be deemed to have elected to terminate this Agreement, the Agreement shall automatically terminate as of the end of the Due Diligence Period, and Buyer’s Earnest Money (and any interest thereon) shall immediately be returned to Buyer. If Buyer timely delivers its Approval Notice to Seller and timely deposits the Remaining Earnest Money with the Escrow Holder, the Earnest Money shall become non-refundable to Buyer except as specifically set forth herein.

Purchase and Sale Agreement

(n)        Natural Hazard Disclosure Statement. Promptly after the Effective Date, Seller shall cause a third party vendor to prepare and deliver to Seller, for transmittal to Buyer, a Natural Hazards Disclosure Statement pertaining to each Property. Buyer acknowledges and agrees that notwithstanding express language in such report to the contrary, Seller makes no representations or warranties as to the truth, accuracy or completeness of such report or any information contained in such report, and Buyer shall rely on its own investigation and due diligence as to the completeness or accuracy of such report and any information contained therein.

5.           Conditions to Closing.

(a)         Buyer Closing Conditions. The conditions set forth in this Section 5(a) are conditions precedent to Buyer’s obligation to acquire the Property (“Buyer Closing Conditions”). The Buyer Closing Conditions are intended solely for the benefit of Buyer. If any of the Buyer Closing Conditions is not satisfied, Buyer shall have the right in its sole discretion either to waive the Buyer Closing Condition and proceed with the acquisition of the Property without adjustment to the Consideration or terminate this Agreement by written notice to Seller and the Title Company.

(i)           Conveyances by Seller. At the Closing, Seller shall convey to Buyer all of its right, title and interest to the Property by executing and delivering all documents required to be delivered by Seller pursuant to the Section entitled “Closing and Escrow.”

(ii)          Representations and Warranties; Performance. The representations and warranties of the Seller contained in Addendum II shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Seller shall have timely performed all obligations and covenants of Seller under this Agreement requiring performance prior to the Closing.

(iii)         Title Company Commitment. The Title Company shall not have withdrawn or modified in any material respect its commitment made as of the Approval Date (if any), to issue the Title Policy at the Closing, subject to New Exceptions approved by Buyer.

(iv)         Tenant Estoppels. Seller shall have delivered to Buyer the Tenant Estoppels from the Required Tenants, or Seller Estoppels, if any, on or before ten (10) days prior to the Closing Date, as required under Section 8 hereunder.

(b)         Seller Closing Conditions. The conditions set forth in this Section 5(b) are conditions precedent to Seller’s obligation to sell the Property (“Seller Closing Conditions”). The Seller Closing Conditions are intended solely for the benefit of Seller. If any of the Seller Closing Conditions is not satisfied, Seller shall have the right in its sole discretion either to waive the Seller Closing Condition and proceed with the transaction or terminate this Agreement by written notice to Buyer and the Title Company.

Purchase and Sale Agreement

(i)           Lender Consent and Agreement. The Senior Lender shall have confirmed in writing to Seller that all conditions to the release of the Property from the lien of such lender’s deed of trust have been satisfied, and the Senior Lender shall have released its lien on the Property. Seller shall use good faith and commercially reasonable efforts to secure the release of the lien of the Senior Lender.

(ii)          Representations and Warranties; Performance. The representations and warranties of Buyer contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Buyer shall have timely performed all covenants and obligations of Buyer under this Agreement requiring performance prior to the Closing.

(c)         Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party and Title Company in writing of the failure of any condition precedent made for the benefit of such Party prior to the Closing, such failure shall be deemed to have been waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing.

(d)         Return of Materials. Upon termination of this Agreement and the escrow for failure of a condition precedent or upon termination by Buyer prior to the end of the Due Diligence Period, and upon Seller’s written request, Buyer shall return to Seller or otherwise delete or destroy all Due Diligence Materials delivered to Buyer by Seller.

6.           Closing and Escrow.

(a)         Closing. The Closing shall occur through the Title Company.

(b)         Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. Title Company is not a party to this Agreement and its execution and acknowledgement of this Agreement is solely for the purpose of acknowledging receipt of a copy of this Agreement, and is not a condition to the effectiveness of this Agreement as between Buyer and Seller. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless such supplementary instructions are signed by both Buyer and Seller and a contrary intent is expressly indicated in such supplementary instructions. Seller and Buyer hereby designate Title Company as the Reporting Person for the transaction pursuant to Section 6045I of the Internal Revenue Code and the regulations promulgated thereunder.

Purchase and Sale Agreement

(c)         Seller’s Deliveries to Escrow. At or before the Closing, Seller shall deliver to the Title Company, in escrow, the following:

(i)            the duly executed and acknowledged Deed;

(ii)           a duly executed Assignment of Leases;

(iii)          a duly executed Bill of Sale;

(iv)          a duly executed Assignment of Warranties, Guaranties and Other General Intangibles;

(v)           a FIRPTA affidavit (in the form attached as Exhibit E) pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986 (the code ), and on which Buyer is entitled to rely, that Seller is not a foreign person within the meaning of Section 1445(f)(3) of the Internal Revenue Code, and any equivalents required by the states in which the property is located;

(vi)          originals of the Leases; and

(vii)         any other instruments, records or correspondence called for hereunder which have not previously been delivered.

(d)         Seller’s Deliveries to Buyer.

(i)           Deliveries at Closing. At or before the Closing, Seller shall deliver to Buyer the following:

a)          operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, provided, however, that if the Closing occurs during the first fifteen days of a month, the operating statement shall be updated to the end of the calendar month that is two months prior to the Closing;

b)          a Rent Roll dated as of the first day of the month in which the Closing Date occurs;

c)          subject to Seller’s obligations in Section 8, duly executed original Tenant Estoppels or Seller Estoppels, to the extent required, and, as applicable, permitted, hereunder;

d)          one original form notice to each Tenant, informing it of this transaction;

e)          reasonable evidence that all service contracts with respect to the Property have been terminated at or prior to Closing (the cost and expense thereof being paid entirely by Seller); and

f)           all keys, combinations and electronic passwords to the Property.

Purchase and Sale Agreement

(ii)          Deliveries After Closing. On or before five (5) Business Days after Closing, Seller shall deliver to Buyer’s offices at 11501 Northlake Drive, Cincinnati, Ohio 45249, Attention Director of Lease Administration, all of the following relating solely to the Property and in Seller’s and/or its property andand/or asset manager’s possession: original Leases, lease files, correspondence files and other books and records, maintenance agreements (e.g., HVAC maintenance agreement), and existing plans and specifications relating to the improvements located upon the Property; and all licenses and certificates of occupancy or such other comparable certificates or documents issued by the appropriate governmental authorities with respect to the Property or any part thereof.

(e)         Buyer’s Deliveries to Escrow. At or before the Closing, Buyer shall deliver or cause to be delivered in escrow to the Title Company the following:

(i)           a duly executed Assignment of Leases;

(ii)          a duly executed Assignment of Warranties, Guaranties and Other General Intangibles; and

(iii)         the Cash.

(f)           Deposit of Other Instruments. Seller and Buyer shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.

7.           Closing Adjustments and Prorations. With respect to the Property, the following adjustments shall be made, and the following procedures shall be followed:

(a)           Basis of Prorations. All prorations shall be calculated as of 12:01 a.m. on the Closing Date, on the basis of a 365-day year.

(b)           Items Not to be Prorated. There shall be no prorations or adjustments of any kind with respect to:

(i)           Insurance Premiums. Buyer shall be responsible to obtain insurance covering such risks as Buyer deems necessary or appropriate, commencing as of the Closing Date.

(ii)           Delinquent Rents for Full Months Prior to the Month in which the Closing Occurred. Delinquent rents for full months prior to the month in which the Closing occurred shall remain the property of Seller, and Buyer shall have no claim thereto, whether collected before or after the Closing. Seller shall have the right to take collection measures against any delinquent Tenant (including litigation), however Seller shall not seek any remedy which would interfere with Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. In the event that Buyer collects any delinquent rents relating to any period before the Closing Date, Buyer shall promptly pay such amounts over to Seller in accordance with the procedures set forth in subsection (d) below. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date

Purchase and Sale Agreement

(iii)           Additional Rents Relating to Full or Partial Months Prior to the Closing Date. If Additional Rents relating to full or partial months prior to the Closing Date are not finally adjusted between Seller and any Tenant until after the Closing Date, then any refund to which any Tenant may be entitled shall be the obligation of Seller, and any additional amounts due from the Tenant for such period shall be the property of Seller. Buyer shall have no obligation with respect to any such refund due to any Tenant and no claim to any such amounts due from any Tenant, except that Buyer shall promptly pay to Seller any such delinquent Additional Rent amounts as it actually collects, in accordance with the procedures set forth in subsection (d) below. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. If Seller receives any refund of expenses paid prior to the Closing and relating to a period prior to the Closing, and such expenses were reimbursed in whole or in part by any Tenant, Seller shall refund to each Tenant its share of any such refund. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date.

(c)           Closing Adjustments. Prior to Closing, Seller shall prepare and deliver to Buyer for review, comment and agreement, a proration statement for the Property, and each Party shall be credited or charged at the Closing, in accordance with the following:

(i)           Rents and Additional Rents. Seller shall account to Buyer for any Rents and Additional Rents actually collected by Seller for the rental period in which the Closing occurs, and Buyer shall be credited for its pro rata share (i.e., the amount thereof corresponding to the number of days from and after Closing in the month in which Closing occurs).

(ii)          Expenses.

a)           Prepaid Expenses. To the extent Expenses have been paid prior to the Closing Date for the rental period in which the Closing occurs, Seller shall account to Buyer for such prepaid Expenses, and Seller shall be credited for the amount of such prepaid expenses applicable to the period after the Closing Date.

Purchase and Sale Agreement

b)           Unpaid Expenses. To the extent Expenses relating to the rental period in which the Closing occurs are unpaid as of the Closing Date but are ascertainable, Buyer shall be credited for Seller’s pro rata share of such Expenses for the period prior to the Closing date.

(iii)         Property Taxes. For purposes of this subsection and subject to the limitations described in this subsection, the Title Company shall pro-rate real property taxes and any special assessments (collectively, “Property Taxes”) based on the most recent available tax bills. Property Taxes shall be subject to a post-closing adjustment once the actual tax bills are available (to the extent that the same are not available at Closing for the period in which the Closing occurs), provided, however, that Buyer shall be solely responsible for any increased taxes resulting from the change in ownership of the Property from Seller to Buyer or resulting from an increased tax levy based upon the Consideration paid hereunder. Notwithstanding the foregoing, to the extent any Tenant is obligated to pay a tax bill directly to the taxing authority, the amounts payable by such Tenant shall not be prorated at Closing. If Seller has paid the Property Taxes payable by any such Tenant, but Seller has not been reimbursed by the Tenant, Seller shall be entitled to retain the receivable therefor and to pursue the collection thereof, provided that Seller shall not take any action to disturb the tenancy of any tenant at the Property in connection therewith.

(iv)         Security Deposits. Seller shall deliver to Buyer all prepaid rents, security deposits, letters of credit and other collateral actually held by Seller or any of its Affiliates under any of the Leases, to the extent not applied by Seller to amounts owing by a Tenant as permitted by the Leases prior to the Closing Date.

(d)          Post-Closing Adjustments. After the Closing Date, Seller and Buyer shall make post-closing adjustments in accordance with the following;

(i)           Non-delinquent Rents. If either Buyer or Seller collects any non-delinquent Rents or Additional Rents applicable to the month in which the Closing occurred, such Rents or Additional Rents shall be prorated as of the Closing Date and paid to the Party entitled thereto within ten (10) days after receipt.

Purchase and Sale Agreement

(ii)           Delinquent Rents for month in which the Closing occurred. If either Buyer or Seller collects any Tenant Rents or Additional Rents that were delinquent as of the Closing Date and that relate to the rental period in which the Closing occurred, then such Rents or Additional Rents shall be applied in the following order of priority: first, to reimburse Buyer or Seller for all reasonable out-of-pocket third-party collection costs actually incurred by Buyer or Seller in collecting such Rents or Additional Rents (including the portion thereof relating to the period after the Closing Date); second, to satisfy such Tenant’s Rent or Additional Rent obligations relating to the period after the Closing Date; and third, to satisfy such delinquent Rent or Additional Rent obligations relating to the period prior to the Closing Date. Seller shall have the right to take collection measures against any delinquent Tenants (including litigation), however Seller shall not seek any remedy which would interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent with respect to any period from or after the Closing Date. Buyer shall use commercially reasonable efforts to collect such amounts due from any Tenant; provided that Buyer shall not be required to interfere with the Tenant’s continued occupancy and full use of its premises under such Tenant’s Lease, or Buyer’s rights to receive Rent or Additional Rent with respect to any period beginning on the Closing Date, Buyer’s reasonable efforts being limited to sending out Seller’s billings therefor.

(iii)          Percentage Rents. To the extent that Buyer receives any Percentage Rents after the Closing Date that are applicable to the period of time before the Closing Date (including any such amounts received after any cut-off date for prorated rents set forth in this Section 7), Buyer shall render an accounting to Seller with respect to such Percentage Rents and such Percentage Rents shall be applied in the following order of priority: (i) first to Buyer for the period covered by such Percentage Rents following the calendar month in which the Closing occurred until the Tenant under its Lease is current with respect to all Percentage Rents applicable to periods after the Closing Date, and all expenses reasonably incurred by Buyer collecting such rents, (ii) then to Seller and Buyer for the calendar month in which the Closing occurred with such rents and other similar payments being prorated in the same manner as otherwise provided in this Section 8.14I at Closing and on the Closing Statement, and (iii) then to Seller for the period prior to the month in which the Closing occurred. If Percentage Rents are based on other than a month-to-month basis (e.g., on a quarterly or annual basis), Percentage Rents collected by Buyer after the Closing Date and applicable to the period of time before the Closing Date shall be prorated as of the Closing Date based on the number of days in such period for which such Percentage Rents are paid.

(iv)         Expenses. With respect to any invoice received by Buyer or Seller after the Closing Date for Expenses that relate to the period in which the Closing occurred and for which a proration was not made at the Closing pursuant to the proration statement delivered to Buyer by Seller prior to the Closing, the Party receiving such invoice shall give the other Party written notice of such invoice, and the other Party shall have thirty days to review and approve the accuracy of any such invoice. If the Parties agree that the invoice is accurate and should be paid, Seller shall compute Seller’s pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Buyer, in which case Buyer agrees that it will pay for its share and forward the invoice and the two payments to the vendor.

Purchase and Sale Agreement

(v)          Payment of 2015 Expenses by Tenants; True Ups. To the extent that Seller has actually collected any portion of Expenses from Tenants under the Leases as Additional Rent, Seller may retain all such Additional Rent in amounts not to exceed such Tenants’ share of Expenses actually paid. If a Tenant owes (or will owe) Seller Additional Rent for Expenses for any month (or partial month) prior to Closing, Buyer shall reasonably cooperate with Seller to collect such Additional Rent, provided that such cooperation shall not require Buyer to declare a Tenant in default under its Lease or commence any litigation or other formal collection efforts beyond correspondence and telephone calls. After the Closing, Seller shall reasonably cooperate with Buyer in preparing a year end Expense statement for Tenants and Buyer shall be responsible for providing the same to the Tenants as required by their Leases; provided, however, Buyer shall prepare and deliver its year end Expense Statement to Seller no later than April 15, 2016. If Seller under-collected Expenses from Tenants, Buyer shall pay to Seller any additional amounts collected which are attributable to such Additional Rent within thirty (30) days following receipt by Buyer provided Buyer may first apply additional amounts collected to Buyer’s reasonable costs of collection. If Seller has over-collected Additional Rent from Tenants and Buyer did not receive a credit at Closing for the Expenses to which such Additional Rent applies, Seller shall pay such over-collected amounts to Buyer within thirty (30) days after discovery of such over-collection and Buyer shall thereafter be responsible for making reimbursement to the Tenants or applying the same to post-closing Expenses in accordance with the Leases.

(vi)           Survival of Obligations. The obligations of Seller and Buyer under the Subsection entitled “Post-Closing Adjustments” shall survive the Closing for a period of six (6) months from the Closing Date, at which point all such adjustments shall be made in a final accounting and all prorations hereunder shall be deemed final for all purposes; provided, however, the final true up of 2015 Expenses shall be made based on the 2015 year end Expense statement prepared by Buyer.

(e)           Allocation of Closing Costs. Closing costs shall be allocated as set forth below:

(i)           Escrow charges: 50% to Buyer and 50% to Seller.

(ii)          Recording fees for Deed: 100% to Seller.

(iii)         Title insurance premium for the Title Policy: 100% to Seller for the premium for standard owner’s coverage in the amount of the Purchase Price. Buyer shall be solely responsible for the cost of survey and extended coverage and all endorsements other than endorsements obtained by Seller to remove exceptions Seller agrees to remove, which shall be at Seller’s cost.

(iv)         Transfer taxes: 100% to Seller.

(v)          Survey costs: 100% to Seller for the initial Survey; 100% to Buyer for updates, modifications and certification.

Purchase and Sale Agreement

(vi)         Attorneys’ Fees: Each party to pay its own fees.

(vii)        Other: According to custom where the Property is located.

8.           Tenant Estoppels; REA Estoppels. Seller shall use all reasonable efforts to obtain a Tenant Estoppel from all Tenants. Seller shall deliver completed Tenant Estoppels to Buyer as they are received by Seller, and shall use all reasonable efforts to deliver all Tenant Estoppels to Buyer no later than ten (10) days prior the Closing Date. It shall be a condition to Buyer’s obligation to close the acquisition of the Property that not later than the Closing Date:

(a)         Seller shall have delivered to Buyer Tenant Estoppels from the Required Tenants, which Tenant Estoppels shall (i) be dated no earlier than forty-five (45) days prior to the Closing Date, (ii) conform to the most recent Rent Roll, (iii) allege no defaults, offsets, or claims against Seller (which allegation may be made to Tenant’s knowledge), and (iv) allege no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer (prior to the delivery of any such Tenant Estoppels to the Tenants, Seller shall have provided copies of the drafts thereof to Buyer for its review and approval, Buyer having two (2) Business Days in which to approve or reject the same in writing to Seller, with failure to respond within such two (2) Business Day period being deemed approval); or

(b)         To the extent Seller is unable to obtain Tenant Estoppels from Minor Tenants in the aggregate occupying seventy-five percent (75%) of the occupied rentable area of the Property other than the premises occupied by the Major Tenant, or any items required to be therein, from such number of the Minor Tenants, Seller shall have delivered to Buyer on the Closing Date a certification (a “Seller Estoppel”) in the form and on the terms attached hereto as Exhibit G (or as otherwise provided in Section 8(c) below). Seller shall have the right, but not the obligation, to fulfill such condition to closing by delivery of a Seller Estoppel, and if a Seller Estoppel is tendered by Seller, Buyer shall be obligated to accept such Seller Estoppel if such Seller Estoppel (i) is dated no earlier than forty-five (45) days prior to the Closing Date, (ii) conforms to the most recent Rent Roll, (iii) alleges no defaults, offsets, or claims against Seller (which allegation may be made to the giver’s knowledge), and (iv) alleges no facts that are inconsistent in any material respect with the representations and warranties of Seller in this Agreement or the Due Diligence Materials provided by Seller to Buyer. It is expressly understood that Seller shall not have the right to deliver Seller Estoppels for more than twenty percent (20%) of the occupied rentable area of the Property and, in all events, not for the Major Tenant. If Seller is later able to deliver to Buyer a Tenant Estoppel from any Minor Tenant as to which Seller has provided a Seller Estoppel, the Seller Estoppel shall be and become null and void as to each statement of fact or representation that is substantially identical to a similar fact or representation in the Tenant Estoppel, and to the extent the Tenant Estoppel covers in all material respects the information covered in the Seller Estoppel, the Seller Estoppel as to such Minor Tenant shall become null and void.

Purchase and Sale Agreement

(c)         Notwithstanding anything in this Agreement, Buyer agrees that the delivery by a Tenant of an estoppel certificate either (i) substantially in the form attached to or required under such Tenant’s Lease, or (ii) on a commercially reasonable, standard form of the Tenant in the case of any Tenant with a national or regional presence and multiple locations, shall be accepted by Buyer, and if and to the extent Seller delivers a Seller Estoppel to Buyer in connection with such Tenant, such Seller Estoppel shall be substantially in the form attached hereto as Exhibit G, as modified to reflect only the factual information required of the Tenant under the estoppel certificate required under such Tenant’s Lease or on such standard form.

Seller shall use all reasonable efforts to obtain estoppels (“REA Estoppels”) from all counter parties to all reciprocal easement agreements, declarations of covenants, conditions and restrictions or the like (the “REAs”) binding on the Property and property adjacent thereto, same to be on the forms required under any such REAs or, if no form is proscribed thereunder, then on a form acceptable to Buyer in its commercially reasonably judgment. Seller shall deliver completed REA Estoppels to Buyer as they are received by Seller, and shall use all reasonable efforts to deliver all REA Estoppels to Buyer no later than ten (10) days prior the Closing Date. It shall be a condition to Buyer’s obligation to close the acquisition of the Property that not later than the Closing Date, Seller shall delivered all such REA Estoppels. Prior to the delivery of any such REA Estoppels to the counter parties thereunder, Seller shall have provided copies of the drafts thereof to Buyer for its review and approval, Buyer having two (2) Business Days in which to approve or reject the same in writing to Seller, with failure to respond within such two (2) Business Day period being deemed approval thereof.

9.           Transfer of Property “As Is”.

(a)         Except for the representations and warranties of Seller made in this Agreement, Buyer acknowledges that no Seller Related Party has made any oral or written representations, warranties, promises or guarantees whatsoever to Buyer, whether express or implied, regarding the Property or any constituent element of the Property (including the Land, Improvements, Leases, Personal Property, General Intangibles or Contracts) and, in particular, no such representations, warranties, guaranties or promises have been made with respect to the physical condition or operation of the Property, title to or the boundaries of the Property, soil conditions, the environmental condition of the Property, including, without limitation, the presence, discovery, release, threatened release or removal of Hazardous Materials (including, without limitation, the presence of asbestos or asbestos containing materials), the actual or projected revenue and expenses or the Property, the zoning and other laws, regulations or rules applicable to the Property or the compliance of the Property therewith, the quantity, quality or condition of the Personal Property included in the transactions contemplated hereby, the use or occupancy of the Property or any part thereof, or any other matter or thing affecting or related to the Property or the transactions contemplated hereby, except as, and solely to the extent, specifically set forth in this Agreement. Except for its reliance on the representations and warranties of Seller specifically set forth herein, Buyer agrees to accept Property “AS IS, WHERE-IS, AND WITH ALL FAULTS” in its present condition, subject in the case of the Real Property and Personal Property to reasonable use, wear and tear but excluding casualty and condemnation, between the date hereof and the Closing Date, and further agrees that except for any breach of its representations and warranties specifically set forth herein, Seller shall not be liable for any latent defects in the Property or bound in any manner whatsoever by any guarantees, promises, projections, operating statements, setups or other information pertaining to the Property made, furnished or claimed to have been made or furnished by Seller or any Seller Related Party, whether orally or in writing.

Purchase and Sale Agreement

(b)         Buyer’s approval of the Property under Section 4(m) above is Buyer’s acknowledgement that it will have reviewed or have had adequate time and opportunity to review the Due Diligence Materials and conduct its diligence review of the Property and matters affecting the Property.

(c)         Buyer further acknowledges that certain of the Due Diligence Materials may have been prepared by parties other than Seller and Seller makes no representation or warranty of any kind whatsoever, express or implied, as to the accuracy or completeness of any Due Diligence Materials prepared by third parties.

(d)         Buyer acknowledges that it has not relied upon any representations or warranties by Seller or any Seller Related Party not specifically set forth herein, and has entered into this Agreement after having made and relied solely on its own independent investigation, inspections, analyses, appraisals and evaluations of facts and circumstances.

(e)         Buyer is a sophisticated purchaser, with experience in acquiring, owning and operating real property in the nature of the Property. Buyer is familiar with the risks associated with sale transactions that involve purchases based on limited information, representations and disclosures. Buyer understands and is freely taking all risks involved in connection with this transaction.

(f)         Buyer acknowledges that, except as specifically set forth herein, Seller hereby specifically disclaims any warranty or guaranty, oral or written, implied or arising by operation of law, and any warranty of condition, habitability, merchantability or fitness for a particular purpose, in respect to the Property.

(g)         Except for those matters expressly set forth in this Agreement to survive the Closing and except for the agreements of Seller and Buyer set forth in the closing documents or otherwise entered into at the Closing, Buyer agrees that Buyer’s acceptance of the Deed shall be and be deemed to be an agreement by Buyer that Seller has fully performed, discharged and complied with all of Seller’s obligations, covenants and agreements hereunder and that Seller shall have no further liability with respect thereto.

Purchase and Sale Agreement

(h)         As a material inducement to Seller to agree to sell the Property to Buyer and to execute this Agreement, except to the extent specifically provided to the contrary herein or in the Deed and other instruments to be executed and delivered by Seller at the Closing, or any action for breach of any representation, warranty and/or covenant of Seller specifically set forth herein, Buyer hereby waives, releases and forever discharges the Seller Related Parties from all claims, causes of action, demands, losses, damages, liabilities, costs and expenses (including attorney’s fees and disbursements whether suit is instituted or not) which Buyer has or may have in the future on account of or in any way arising out of the Property or any of its constituent elements (including the Land, the Improvements, the Personal Property, the General Intangibles, the Leases or the Contracts), including, without limitation, with respect to (i) all matters described in subparagraph (a), above as accepted by Buyer in “as is, where is, with all faults” condition, (ii) the structural and physical condition of the Real Property or its surroundings, (iii) the financial condition of the operation of the Property either before or after the Closing Date, (iv) any law, ordinance, rule, regulation, restriction or legal requirement which is now or may hereafter be applicable to the Property, (v) the financial condition or status of any tenant or tenancy for the Property, (vi) the environmental condition of the Property, including, without limitation, the presence, discovery or removal of any Hazardous Materials in, at, about or under the Property or the applicability to the Property of any Environmental Laws, as such acts may be amended from time to time, or any other federal, state or local statute or regulation relating to environmental contamination at, in or under the Property; provided, however, Seller shall remain liable for, and Buyer does not waive or release claims based on fraud, gross negligence or willful misconduct on the part of Seller or any Seller Related Party, or based on Seller’s failure to disclose to Buyer any material fact of which Seller has Actual Knowledge. Buyer shall not make or institute any claims against any of the Seller Related Parties which are inconsistent with the foregoing. Buyer agrees that this release shall be given full force and effect according to each of its expressed terms and provisions. This release includes claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist, which if known by Buyer, would materially affect Buyer’s release to Seller. Accordingly, and without limiting the foregoing, Buyer hereby waives California Civil Code Section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

In this connection and to the maximum extent permitted by law, Buyer agrees and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees and acknowledges that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge, and acquit the Seller Related Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses

Purchase and Sale Agreement

and expenses except to the extent caused by fraud, gross negligence or willful misconduct on the part of Seller or any Seller Related Party.

Buyer’s Initials _RFM__

(i)           In no event shall Seller be liable to Buyer for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property, due to the condition of the Property.

(j)           The provisions of this Section shall survive the Closing or any termination of this Agreement.

10.          Seller’s Representations and Warranties. Seller represents and warrants to Buyer the matters set forth on Addendum II, which is incorporated herein by this reference as though fully set forth herein. Other than as expressly contained in this Agreement and Addendum II, Seller makes no representations or warranties of any kind relating to the Property or its condition or fitness. Buyer is entitled to rely on Seller’s representations and warranties notwithstanding Buyer’s inspection and investigation of the Property, except to the extent that Buyer has Actual Knowledge on or before the Closing Date that any such representation or warranty is inaccurate in any material respect, and such inaccuracy did not result from a Seller R&W Breach (as defined below). Seller shall promptly notify Buyer if prior to the Closing Seller has Actual Knowledge that any representation or warranty of Seller was inaccurate in any material respect on the Effective Date (a “Seller R&W Breach”), or was true when given on the Effective Date but became inaccurate in any material respect after the Effective Date (a “Seller R&W Change”). If prior to the Closing Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Breach has occurred and Seller is unable to cure such R&W Breach within ten (10) days after notice from Buyer of such R&W Breach, such Seller R&W Breach shall be a default on the part of Seller, and Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer, Seller shall pay the Expense Reimbursement to Buyer, and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If prior to the Closing Buyer has Actual Knowledge (whether from Seller or its own investigation) that a Seller R&W Change has occurred, such change was not caused by a material breach by Seller of its covenants under this Agreement or by an affirmative, intentional act on the part of Seller which caused such representation and warranty to become inaccurate in any material respect (in which case such Seller R&W Change shall be deemed to be a Seller R&W Breach), and Seller is unable within ten (10) days after notice from Buyer of such R&W Change to eliminate such inaccuracy, Buyer shall have the right, as its sole and exclusive remedy, to terminate this Agreement, upon which termination the Earnest Money (plus interest earned thereon) shall be returned to Buyer and the Parties shall have no further rights or obligations under this Agreement except for those rights and obligations which expressly survive termination of this Agreement. If prior to the Closing Buyer has Actual Knowledge that any representation or warranty of Seller is inaccurate in any material respect and Buyer consummates the Closing, such representation or warranty shall be deemed modified by Buyer’s Actual Knowledge.

Purchase and Sale Agreement

Seller shall indemnify, defend and hold harmless Buyer of and from any and all losses, costs, liabilities, damages and expenses, including attorneys’ fees and costs, incurred by Buyer on account of the breach by Seller of any one or more of the representations and warranties of Seller made herein, provided that (i) the breach thereof is first discovered subsequent to Closing, (ii) the claim thereon is asserted by Buyer to Seller in writing on or before the date one hundred eighty (180) days after Closing, (iii) the amount of any such loss, cost, liability, damage and expense suffered by Purchaser shall exceed the Material Damage Floor, and (iv) in no event shall the amount of any such loss, cost, liability, damage and expense for which Seller shall be liable under this indemnification exceed the sum of Five Hundred Thousand and No/100ths Dollars ($500,000.00) in the aggregate.

11.          Buyer’s Representations and Warranties. Buyer hereby represents and warrants as of the Effective Date and as of the Closing Date to Seller as follows:

(a)         Buyer is duly organized, validly existing and in good standing under the laws of the State of its formation, and as of the Closing will be qualified to do business in the State in which the Property is located.

(b)         Buyer has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Buyer and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Buyer which are to be delivered to Seller at Closing have been duly executed and delivered by Buyer and are or at the time of Closing will be the legal, valid and binding obligation of Buyer and is enforceable against Buyer in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Buyer is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

(c)         The entities and individuals executing this Agreement and the instruments referenced herein on behalf of Buyer and its constituent entities, if any, have the legal power, right and actual authority to bind Buyer to the terms and conditions hereof and thereof.

(d)         Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Buyer’s organizational documents or to Buyer’s Actual Knowledge any statute, regulation or rule, or, to Buyer’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Buyer is subject, and which violation or conflict would have a material adverse effect on Buyer. Buyer is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Buyer of all of the terms and conditions of this Agreement or compliance with any of the obligations under it

Purchase and Sale Agreement

(e)          To Buyer’s Actual Knowledge all material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to Seller.

(f)          Buyer has made (or will make prior to the Closing Date) an independent investigation with regard to the Property, will have ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other laws codes and regulations, and Buyer’s intended use thereof, including without limitation, review and/or approval of matters disclosed by Seller pursuant to this Agreement.

(g)         There is no litigation pending or, to Buyer’s Actual Knowledge, threatened, against Buyer or any basis therefor that might materially and detrimentally affect the ability of Buyer to perform its obligations under this Agreement. Buyer shall notify Seller promptly of any such litigation of which Buyer becomes aware.

(h)         Buyer is not, nor is any person who owns a controlling interest in or otherwise controls Buyer, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”); or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), 66 Fed. Reg. 49079 (effective September 24, 2001, and published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Orders”). Neither Buyer nor any of its principals or affiliates is (x) a person or entity with which Seller is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Buyer, neither Buyer nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. As used herein, “Anti-Terrorism Law” means the OFAC Laws and Regulations, the Executive Orders and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.

Purchase and Sale Agreement

12.          Risk of Loss.

(a)         Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Seller shall immediately notify Buyer of that fact, which notice shall include sufficient detail to apprise Buyer of the current status of the Property following such loss.

(b)         Minor Loss. Buyer’s obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that: (i) upon the Closing, there shall be a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Minor Loss, plus the amount of any insurance deductible; or (ii) insurance or condemnation proceeds available to Seller are sufficient to cover the cost of restoration and the insurance carrier has admitted liability for the payment of such costs. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer at the Closing, together with a credit against the Consideration in the amount of any insurance deductible. This provision shall not limit any of the Buyer’s repair obligations under the Leases. If there is a Minor Loss and insurance coverage as set forth above is not available, Buyer shall have the same rights as if it was a Major Loss.

(c)         Major Loss. In the event of a Major Loss, Buyer may, at its option to be exercised by written notice to Seller within twenty (20) days of Seller’s notice to Buyer of the occurrence thereof, elect to either (i) terminate this Agreement, or (ii) consummate the acquisition of the Property for the full Consideration, subject to the following. If Buyer elects to proceed with the acquisition of the Property, then the Closing shall be postponed to the later of the Closing Date or the date which is ten (10) Business Days after Buyer makes such election and, upon the Closing, Buyer shall be given a credit against the Consideration equal to the amount of any insurance proceeds or condemnation awards collected by Seller as a result of such Major Loss, plus the amount of any insurance deductible. If the proceeds or awards have not been collected as of the Closing, then Seller’s right, title and interest to such proceeds or awards shall be assigned to Buyer, and Seller will cooperate with Buyer as reasonably requested by Buyer in the collection of such proceeds or award. If Buyer fails to give Seller notice within such 20-day period, then Buyer will be deemed to have elected to terminate this Agreement. If the Agreement is not terminated, Buyer shall be responsible for performance by Buyer as “landlord” under the Leases, including any repair obligations of landlord, and nothing herein shall limit Buyer’s repair obligations or other obligations under the Leases.

Purchase and Sale Agreement

13.          Seller’s Continued Operation of the Property.

(a)         General. Except as otherwise contemplated or permitted by this Agreement or approved by Buyer in writing, from the Effective Date to the Closing Date, Seller will operate, maintain, repair and lease of the Property in a prudent manner, in the ordinary course of business, on an arm’s-length basis and consistent with its past practices (and without limiting the foregoing, Seller shall, in the ordinary course, negotiate with prospective tenants and enter into leases of the Property, enforce leases in all material respects, pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, and maintain insurance and pay and perform loan obligations) and will not dispose of or encumber the Property or any part thereof, except for dispositions of personal property in the ordinary course of business.

(b)         Actions Requiring Buyer’s Consent. Notwithstanding the above terms of this Section, from the date three (3) Business Days before the end of the Due Diligence Period until the Closing Date, Seller shall not, without the prior written approval of Buyer, which approval shall not be unreasonably withheld or delayed, take any of the following actions:

(i)           Leases. Execute or renew any Lease; or bring an action to enforce any Lease; or apply any security deposit under any Lease; or terminate any Lease; or modify or waive any material term of any Lease; provided, however, that if Seller has delivered notice to Buyer of Seller’s request for Buyer’s approval and Buyer has not responded to Seller’s request for Lease approval within two (2) Business Days, then Buyer shall be deemed to have approved the Lease activity in question; or

(ii)           Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, easement agreement, management agreement or any lease, contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property that will survive the Closing or otherwise bind the Buyer after the Closing.

In all events, Seller shall provide Buyer with copies of all such new Leases, amendments and/or modifications to existing Leases promptly after Seller’s execution and delivery thereof.

(c)         Cost of Tenant Improvements and Leasing Commissions.

(i)           New Leases, Renewals, Modifications. In connection with any new lease, or any renewal of a lease or modification of an existing Lease which extends the term or expands the premises under the Lease other than under an option or right governed by subsections (c)(iii) or (c)(iv) below, and is entered into between the Effective Date and the Closing, the cost of tenant improvement work and leasing commissions in connection with any such new lease, renewal or modification, shall be prorated between Buyer and Seller in proportion to the ratio between the portion of the new lease term or renewal term which occurs prior to the Closing Date and the portion of the new lease term or renewal term which occurs after the Closing Date.

Purchase and Sale Agreement

(ii)          Existing Leases. Subject to subsections (c)(iii) and (c)(iv)below, Seller shall be responsible for the cost of all tenant improvement work and leasing commissions for all Leases (and amendments thereto) entered into prior to the Effective Date, and Seller’s obligations with respect thereto shall survive the Closing.

(iii)         Tenant Rights Under Existing Leases. If during the period between the Effective Date and the Closing Date any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the Term of the Lease or expand its premises, any obligation for tenant improvement work and leasing commissions associated with the exercise of such option or right shall be prorated between Seller and Buyer in proportion to the ratio between the portion of the extended lease term resulting from the exercise of the option which occurs prior to the Closing Date and the portion thereof which occurs after the Closing Date.

(iv)         Post-Closing Extensions, Renewals, Modifications. If on or after the Closing Date any Tenant shall exercise an option or right under an existing Lease to renew the Lease, extend the Term of the Lease or expand its premises, any obligation for tenant improvement work and leasing commissions associated with the exercise of such option or right shall be the responsibility of Buyer.

14.          Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

(a)         No Default. If the purchase and sale of the Property under this Agreement is not consummated for a reason other than a default by one of the Parties, then (i) Title Company and each Party shall return to the depositor thereof the Earnest Money and all other funds and items which were deposited hereunder (except that Seller shall retain the Non-Refundable Payment); and (ii) Seller and Buyer shall each bear one-half of any Escrow cancellation charges. Any return of funds or other items by the Title Company or any Party as provided herein shall not relieve either Party of any liability it may have for its wrongful failure to close.

Purchase and Sale Agreement

(b)         Default by Seller. If the transaction is not consummated as a result of a default by Seller, then Buyer, as its sole and only remedies hereunder, to the exclusion of all other potential remedies under this Agreement, at law or in equity, may either (i) terminate this Agreement by delivery of notice of termination to Seller, whereupon (A) the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer (less the Non-Refundable Payment, which shall be retained by Seller), and (B) Seller shall pay to Buyer its Expense Reimbursement, in which case neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement; or (ii) continue this Agreement pending Buyer’s action for specific performance, provided, however, that any such action for specific performance shall be filed and served by Buyer within thirty (30) days of the date which is the later of (x) the termination of this Agreement by Seller, or (y) the date on which Buyer has Actual Knowledge of the event or occurrence comprising the alleged default on the part of Seller, it being the intent of the Parties hereto that any failure of Buyer to meet the time deadline set for filing shall be deemed to be Buyer’s election to waive and relinquish any rights to enforce specific performance of this Agreement. In no event shall Seller be liable to Buyer in connection with any breach or default on the part of Seller under this Agreement for any incidental, special, exemplary, punitive or consequential damages, including, without limitation, loss of profits or revenue, interference with business operations, loss of tenants, lenders, investors, buyers, diminution in value of the Property, or inability to use the Property.

Buyer’s Initials        RFM

(c)         Failure of Senior Lender Condition. The Parties acknowledge that if the transaction is not consummated due to failure of a Seller Closing Condition in Section 5(b)(i) regarding release by the Senior Lender, Seller shall not be in default under this Agreement, but this Agreement shall terminate, the Earnest Money plus interest accrued thereon shall be immediately returned to Buyer, and Seller shall pay to Buyer its Expense Reimbursement, upon which neither Party shall have any further rights or obligations hereunder other than those rights and obligations which expressly survive termination of this Agreement.

(d)         Default by Buyer. If the Closing does not occur as a result of a default by Buyer, then Seller shall have right, upon notice thereof to Buyer, to terminate this Agreement, in which event (i) Buyer shall pay all escrow cancellation charges, (ii) to the extent it has not previously been delivered to Seller, the Title Company shall deliver the Earnest Money to Seller as its full and complete liquidated damages and its sole and exclusive remedy for Buyer’s default (provided that this provision shall not limit the Seller’s right to enforce Buyer’s obligations pursuant to Section 4(c), 15(f) and 15(l), and to obtain monetary damages from Buyer pursuant to those provisions above and beyond any amounts collected pursuant to this liquidated damages provision). If the transaction is not consummated because of a default by Buyer, the Earnest Money together with the interest accrued thereon shall be paid to and retained by Seller as liquidated damages. THE PARTIES HAVE AGREED THAT SELLER’S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY BUYER, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR INITIALS BELOW, THE PARTIES ACKNOWLEDGE THAT THE EARNEST MONEY HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES’ REASONABLE ESTIMATE OF SELLER’S DAMAGES (IN ADDITION TO ANY FEES AND COSTS TO WHICH SELLER IS ENTITLED UNDER SECTION 15(l)) AND AS SELLER’S EXCLUSIVE REMEDY AGAINST BUYER, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER; PROVIDED, HOWEVER, NOTHING HEREIN SHALL RELIEVE BUYER OF THE INDEMNITY OBLIGATIONS OF BUYER UNDER SECTIONS 4(c) AND 15(f), WHICH EXPRESSLY SURVIVE THE TERMINATION OF THIS AGREEMENT. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Buyer fails to perform any obligation of Buyer under this Agreement.

Purchase and Sale Agreement

INITIALS: Seller      AB__ Buyer     RFM__

15.          Miscellaneous

(a)         Disclosure of Transaction. Except as may be permitted in Section 15(o) below, prior to Closing neither Party shall publicly announce or discuss the execution of this Agreement or the transaction contemplated hereby without the prior written consent of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, nothing herein shall limit or restrict any public announcement or notification which Seller, Buyer or any of their respective Affiliates is required to make under the applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and the rules and regulations adopted by the Securities and Exchange Commission thereunder.

(b)         Possession. Possession of the Property shall be delivered to Buyer upon the Closing.

(c)         Force Majeure. If during the term of this Agreement, there occurs a Force Majeure Event (a fire or other casualty, act of God, riot or other civil disturbance, or any other event out of the control of Seller that prevents Seller from having access to and use of its headquarters facility for the conduct of its operations), each Party shall have the right, exercisable by written notice to the other within five (5) Business Days of the date of the Force Majeure Event, to extend any period for their respective performance hereunder by a period of time equal to the time that they reasonably anticipate they will be unable to use their headquarters offices, but not to exceed fourteen (14) days.

(d)         Tax Protest. If as a result of any tax protest or otherwise any refund or reduction of real property or other tax or assessment relating to the Property during the period prior to Closing, Seller shall be entitled to receive or retain such refund or the benefit of such reduction, less equitable prorated costs of collection and subject to the rights of tenants under leases as to any such refunds. To the extent any such tax protest or proceedings are ongoing as of the Closing, Seller shall have the right, but not the obligation, to continue to pursue such protest or proceeding following the Closing, but only to the extent that it applies to the pre-closing tax periods.

Purchase and Sale Agreement

(e)         Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) delivery of email on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day) (provided that such email contains in all uppercase letters the words “MORENO MARKETPLACE –OFFICIAL NOTICE” in the subject line and generates no “out of office receipt” or other message that such delivery was ineffective or delayed), (ii) personal delivery, (iii) confirmed telecopy delivery on a Business Day between the hours of 9:00 a.m. and 5:00 p.m. the recipient’s time (otherwise, the next following Business Day), (iv) one (1) Business Day after being deposited with Federal Express, DHL Worldwide Express or another reliable overnight courier service prior to the specified delivery deadline for next day service, specifying an address to which such courier makes overnight deliveries, or (v) two (2) Business Days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either Party may from time to time specify in writing to the other.

If to Buyer:	If to Seller:

The Phillips Edison Group LLC 11501 Northlake Drive Cincinnati, OH 45249 Attention: Hal Scudder and Stephen Bien Fax No. (513) 554-1009 Email: hscudder@phillipsedison.com and sbien@phillipsedison.com	TNP SRT Portfolio I, LLC c/o 400 South El Camino, 11th Floor San Mateo, CA 94402-1708 Attention: Alan Shapiro Fax No. (650) 343-9690 Email: alan.shapiro@glenborough.com

with a copy to:	with a copy to:
Honigman Miller Schwartz and Cohn LLP 39400 Woodward Avenue, Suite 101 Bloomfield Hills, MI 48304-5151 Attention: J. Adam Rothstein, Esq. Fax No. (248) 566-8479 Email: arothstein@honigman.com	TNP SRT Portfolio I, LLC c/o Glenborough LLC 400 South El Camino, 11th Floor San Mateo, CA 94402-1708 Attention: G. Lee Burns, Jr. Fax No. (650) 343-9690 Email: chip.burns@glenborough.com

(f)          Brokers and Finder. Seller has engaged Seller’s Broker to act as Seller’s representative in this transaction, and Seller has sole responsibility for the payment of any amounts due to Seller’s Broker as a result of this transaction. Except as set forth in the preceding sentence, neither Party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder’s fee in connection with the transactions contemplated in this Agreement. In the event that any broker or finder perfects a claim for a commission or finder’s fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for said commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys’ fees) arising in connection with such claim for a commission or finder’s fee. The provisions of this subsection shall survive the Closing or the termination of this Agreement.

Purchase and Sale Agreement

(g)         Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the Parties and their respective successors, heirs, administrators and assigns. Buyer shall have the right, with notice to Seller, but without Seller’s consent, to assign this Agreement to an Affiliate of Buyer, including to any subsidiary of either of its Affiliates Phillips Edison Grocery Center REIT I or Phillips Edison Grocery Center REIT II. Buyer shall have the right, with notice to Seller, and subject to receipt of Seller’s written consent, which shall not be unreasonably withheld, conditioned or delayed, to assign its right, title and interest in and to this Agreement to one or more assignees other than an Affiliate of Buyer, at any time before the Closing Date. Any such assignee(s) shall assume all obligations of Buyer, and such assignment and assumption shall not release Buyer from any obligation hereunder. Seller shall not have the right to assign its interest in this Agreement.

(h)         Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Seller and Buyer.

(i)          Governing Law. The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Agreement and the Transaction Documents.

(j)          Merger of Prior Agreements. This Agreement and the Addenda, Exhibits and Schedules hereto constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.

(k)         Time for Performance. Any time deadlines contained herein shall be calculated by reference to calendar days unless otherwise specifically notes. For notice purposes hereunder, days shall be deemed to end at 5:00 P.M. California time. In the event that any time periods for performance hereunder fall on a day that is not a Business Day, the date for performance shall be the next following Business Day.

(l)          Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, arbitration or court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys’ fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

Purchase and Sale Agreement

(m)         Time of the Essence. THE TIME FRAMES AND DEADLINES FOR PERFORMANCE IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE TIME FRAMES AND DEADLINES SET FORTH IN SECTIONS 2, 3 AND 4 WITH RESPECT TO THE EARNEST MONEY, TITLE APPROVAL AND DILIGENCE REVIEW) HAVE BEEN NEGOTIATED BY THE PARTIES AND ARE A MATERIAL PART OF THE CONSIDERATION BETWEEN THE PARTIES. THE PARTIES HERETO AGREE THAT TIME IS OF THE ESSENCE WITH RESPECT TO THIS AGREEMENT, AND ALL OF THE TIME FRAMES AND DEADLINES SET FORTH IN THIS AGREEMENT.

INITIALS: Seller _AB__ Buyer _RFM_

(n)         Severability. If any provision of this Agreement. or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

(o)         Confidentiality. Buyer and Seller shall each maintain as confidential any and all material or information about the other, or in the case of Buyer and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property or the Seller, to Buyer’s investment bankers, investors, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants, as may be reasonably required for the consummation of this transaction and/or as required by law.

(p)         Counterparts. This Agreement may be executed in counterparts or duplicate originals, each of which shall be deemed an original but all or which together shall constitute as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. Executed copies of this Agreement may be delivered by facsimile or electronic transmission and the Parties agree that such facsimile or electronic (e.g., pdf) delivery shall have the same force and effect as delivery of an original document with original signatures, and that each Party may use such facsimile or electronic signatures as evidence of the execution and delivery of this Agreement by the Parties to the same extent that an original signature could be used.

(q)         Addenda, Exhibits and Schedules. All addenda, exhibits and schedules referred to herein are, unless otherwise indicated, incorporated herein by this reference as though set forth herein in full. The Exhibits, Addenda and Schedules to this Agreement are:

Exhibit A – Deed

Exhibit B – Assignment and Assumption of Leases

Purchase and Sale Agreement

Exhibit C – Bill of Sale

Exhibit D – Assignment and Assumption of Warranties and Guaranties, and other General Intangibles

Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

Exhibit F – Form of Tenant Estoppel

Exhibit G – Form of Seller Estoppel

Exhibit H – Form of Seller Title Affidavit

Addendum I – Definitions

Addendum II – Seller’s Representations and Warranties

Schedule 1 – Due Diligence Materials

Schedule 2 – Description of Land

Schedule 3 – Assumed Service Contracts

Schedule 4 – Environmental Reports

Schedule 5 – Rent Roll

Schedule 6 – Exceptions to Seller Representations and Warranties

(r)          Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same.

(s)         Tax Free Exchange. As an accommodation to Buyer, Seller agrees to cooperate with Buyer to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Buyer shall give Seller notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Seller shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Seller shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Seller shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Buyer indemnifies and agrees to hold Seller and its constituent partners harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange. As an accommodation to Seller, Buyer agrees to cooperate with Seller to accomplish an I.R.C. Section 1031 like kind tax deferred exchange, provided that the following terms and conditions are met; (i) Seller shall give Buyer notice of any desired exchange not later than five (5) days prior to the Closing Date; (ii) Buyer shall in no way be liable for any additional costs, fees and/or expenses relating to the exchange; (iii) if, for whatever reason, the Closing does not occur, Buyer shall have no responsibility or liability to the third party involved in the exchange transaction, if any; and (iv) Buyer shall not be required to make any representations or warranties nor assume or incur any obligations or personal liability whatsoever in connection with the exchange transaction. Seller indemnifies and agrees to hold Buyer and its partners harmless from and against any and all causes, claims, demands, liabilities, costs and expenses, including attorneys’ fees, as a result of or in connection with any such exchange.

Purchase and Sale Agreement

16.          Seller Debts. For purposes hereof, the “Seller Debts” shall be deemed to mean the following debts, liabilities, taxes, obligations and claims: (i) liabilities, obligations, claims and demands against Seller with respect to third-party claims (other than by Tenants) for personal injury or property damage occurring or alleged to have occurred prior to Closing; (ii) [intentionally deleted]; (ii) [intentionally deleted]; (iii) taxes, fines, levies and/or assessments levied or assessed against Seller and/or the Real Property with respect to the period prior to Closing, with the exception of the proration credit, if any, for real estate taxes paid or deemed paid by Buyer hereunder; (iv) liabilities and obligations of Seller under terminated or existing Service Contracts. The parties acknowledge that the purchase and sale of the Property involves only the purchase and sale of the Property and that Seller is not selling a business nor do the parties intend that Buyer be deemed a successor of Seller with respect to any liabilities of Seller to any third parties other than the tenants under the Leases. Accordingly, Buyer shall neither assume nor be liable for the Seller Debts or any of the debts, liabilities, taxes or obligations of, or claims against any other person or entity, of any kind or nature, whether existing now, upon Closing or at any time thereafter, which shall be solely those of Seller.

17.          Books and Records. Buyer has advised Seller that Buyer may be required to file, in compliance with certain laws and regulations (including, without limitation, Regulation S-X of the Securities and Exchange Commission), audited financial statements, pro forma financial statements and other financial information related to the Property for up to three (3) fiscal years prior to Closing and any interim period during the fiscal year in which the Closing occurs (the “Financial Information”). Following the Closing, Seller agrees to use its commercially reasonably efforts to cooperate with Buyer and its representatives and agents in the preparation of the Financial Information; provided, however, Seller shall not be required to incur any out of pocket expenses or costs unless Buyer reimburses Seller for the same. Seller shall maintain and allow access to, during normal business hours, such books and records of Seller and Seller’s manager of the Property reasonably related to the Property. Further, so long as the persons in charge of management of the Property at the time of Closing remains in the employ of Seller or an affiliate of Seller, Seller will make such persons available for interview.  Notwithstanding the foregoing, Seller shall not be required to provide any information concerning (a) Seller’s capital structure or debt, (b) Seller’s financial analyses or projections, investment analyses, account summaries or other documents prepared solely for Seller’s internal purposes and not directly related to the operation of the Property, (c) Seller’s tax returns or (d) financial statements of Seller or any affiliate of Seller (other than Property-level financial statements).  Buyer acknowledges Buyer may not use the results of its review under this Section to pursue any claim against Seller under the terms of this Agreement, unless the basis of the claim was discovered by Buyer or its representatives or agents independently of any such review. Buyer has been informed that the current group acting as an outside advisor to Seller’s ultimate parent company, Strategic Realty Trust, Inc., and as property manager for the Property, only took over those roles in August of 2013, and as a result of the lack of cooperation given by the former advisor may have incomplete records for any time periods prior to that date.

Purchase and Sale Agreement

18.          Material Adverse Change. Notwithstanding anything herein contained to the contrary, in the event of any Material Adverse Change between the date on which Buyer delivered its Approval Notice to Seller and the Closing Date, Buyer shall thereupon have the right to terminate this Agreement upon notice thereof to Seller, in which event, the Earnest Money (and any interest thereon) shall be immediately returned to Buyer and neither party shall have any further liability or obligation hereunder, other than any such liability or obligation expressly set forth herein to survive termination.

19.          Operations. From the Effective Date until the Closing or earlier termination of this Agreement Seller shall conduct the business of the Property in the ordinary course, and will not: (i) transfer or convey the Property or any interest in Seller, or enter into any agreement to do so; (ii) create or agree to any easements, liens, mortgages, encumbrances or other interests that would affect the Property or Seller’s ability to comply with this Agreement, other than as permitted in Section 13; (iii) [intentionally deleted]; (iv) [intentionally deleted]; (v) change Seller’s existing policies of public liability and hazard and extended coverage insurance insuring the Property, without Buyer’s prior written consent, which Buyer will not unreasonably withhold if such change benefits the Property or enhances the existing coverage; (vi) fail to comply promptly with any notices of violation of laws or municipal ordinances, regulations, orders or requirements of departments of housing, building, fire, labor, health, or other state, city or municipal departments or other governmental authorities having jurisdiction against or affecting the Property or the use or operation thereof, without the prior written consent of Buyer, which consent may be granted or denied in Purchaser’s sole discretion; and/or (vii) terminate any tax appeals, condemnation awards proceedings, insurance settlement negotiations or proceedings, zoning changes, public roadway and/or traffic realignment negotiations with public authorities or the like, and/or storm water management agreements, and the like benefiting the Property.

20.          Current Communications.           Seller shall promptly deliver to Buyer copies of any material, written communications (including e-mails, letters, invoices and the like) sent by Seller to, or received by Seller from, any Tenants of the Property, or service or materials providers to the Property, sent or received from and after the Effective Date up through the Closing and relating to defaults or potential defaults, or material and adverse changes in the occupancy or tenancy of any Tenant.

[Signatures on following page]

Purchase and Sale Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

SELLER:

TNP SRT PORTFOLIO I, LLC,
a Delaware limited liability company

By:	/s/ Andrew Batinovich
Name:	Andrew Batinovich
Title:	President

BUYER:

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:	PHILLIPS EDISON LIMITED PARTNERSHIP,
a Delaware limited partnership, Managing Member

	By:	PHILLIPS EDISON & COMPANY, INC.,
a Maryland corporation, General Partner

		By:	/s/ Robert F. Myers
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Purchase and Sale Agreement

First American Title Insurance Company

The undersigned executes this Agreement for the purpose of acknowledging its agreement to serve as escrow agent in accordance with the terms of this Agreement and to acknowledge receipt of a fully executed copy of the Agreement.

First American Title Insurance Company

By:	/s/ Darlene Ferrill

Its:	Sr. Escrow Officer

Purchase and Sale Agreement

EXHIBIT A

DEED

RECORDING REQUESTED BY:

First American Title Insurance Company
National Commercial Services
Escrow No.

WHEN RECORDED RETURN TO

Attention:

MAIL TAX STATEMENTS TO:

Attention:

APN ___________	(Space above this line for Recorder’s use)

GRANT DEED

Assessor’s Parcel Number: __________________

Documentary Transfer Tax is $_____________

XX	Computed on the full value of the property conveyed; OR
___	Computed on the full value less liens & encumbrances remaining at time of sale.
___	unincorporated area, or ___ City of _______________

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

________________________________________, a _____________________ ,

Purchase and Sale Agreement

Exhibit A – Deed

HEREBY GRANTS TO:

________________________________________, a _____________________ ,

the following real property situated in the City of _______________, County of Riverside, State of California:

As set forth in Exhibit A, attached hereto and made a part hereof;

TOGETHER WITH all easements, rights, privileges and appurtenances thereto or in any way appertaining, and all improvements thereon.

Executed as of __________________________, 2015.

GRANTOR:

TNP SRT PORTFOLIO I, LLC,

a Delaware limited liability company

By:
Name:
Title:

Purchase and Sale Agreement

Exhibit A – Deed

ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of	)
) ss.
County of	)

On ___________________________, before me, ___________________________(here insert name and title of officer), personally appeared ______________________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person (s), or the entity(ies) upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct.

WITNESS my hand and official seal.

[Seal]

Purchase and Sale Agreement

Exhibit A – Deed

EXHIBIT A

TO DEED

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement

Exhibit A – Deed

Exhibit A - Real Property Description

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (“Assignment”) dated as of __________, 2015, is entered into by and between TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company (“Assignor”), and ____________________________ a _________________________ (“Assignee”).

WITNESSETH:

WHEREAS, Assignor is the lessor under certain leases executed with respect to that certain real property commonly known as Moreno Marketplace (the “Property”) as more fully described in Exhibit A attached hereto, which leases are described in the Rent Roll attached hereto as Schedule 1 (the “Leases”); and

WHEREAS, Assignor has entered into that certain Purchase and Sale Agreement (the “Agreement”) by which title to the Property is being transferred to Assignee; and

WHEREAS, Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the Parties hereby agree as follows:

1.           Effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases, and any guarantees related thereto, and Assignee hereby accepts such assignment and agrees to assume the obligations of Landlord under the Leases; provided, however, Assignor hereby indemnifies and holds Assignee harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignor as Landlord under the Leases occurring before the date of this Assignment. Assignee hereby indemnifies and holds Assignor harmless from any action, cause of action, loss, cost, claim or expense, including without limitation reasonable attorneys’ fees arising out of or related to a breach or default on the part of Assignee as Landlord under the Leases occurring on or after the date of recordation of this Assignment. Notwithstanding the foregoing, if Assignee acquires the Property and any Tenant Estoppel delivered to Assignee on or before the Closing identifies any event, occurrence or matter (whether or not characterized as a breach, default or failure to perform on the part of Assignor) as to which Assignor is or would be required to indemnify Assignee hereunder if such event, occurrence or matter would, with the passage of time or notice or both, constitute a breach, default or failure to perform under such Lease on the part of Assignor, Assignor shall not be responsible for, or obligated to indemnify Assignee for, any such event, occurrence or matter or the resulting breach, default or failure to perform.

Purchase and Sale Agreement

Exhibit B – Assignment and Assumption of Leases

2.           If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment and such attorneys’ fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

3.           This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4.           The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

5.           This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

[Signatures on following page]

Purchase and Sale Agreement

Exhibit B – Assignment and Assumption of Leases

IN WITNESS WHEREOF Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT PORTFOLIO I, LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

,
a

By:
Name:
Title:

Purchase and Sale Agreement

Exhibit B – Assignment and Assumption of Leases

EXHIBIT A

TO ASSIGNMENT AND ASSUMPTION OF LEASES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement

Exhibit B – Assignment and Assumption of Leases

Exhibit A - Real Property Description

SCHEDULE 1

TO ASSIGNMENT AND ASSUMPTION OF LEASES

LIST OF LEASES

Purchase and Sale Agreement

Exhibit B – Assignment and Assumption of Leases

Schedule 1 - Rent Roll

EXHIBIT C

BILL OF SALE

For good and valuable consideration the receipt of which is hereby acknowledged, TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company (“Transferor”), does hereby sell, transfer, and convey to _________________________, a _________________ (“Transferee”) all personal property owned by Transferor and located on or in or used in connection with the Real Property located at 14425 and 14485 Moreno Beach Drive, in the City of Moreno Valley, County of Riverside, State of California, commonly known as Moreno Marketplace, including, without limitation, those items described in Schedule 1 attached hereto (collectively, the “Personal Property”), pursuant to that certain Purchase and Sale Agreement between Transferor and Transferee for the purchase and sale of the Real Property (the “Agreement”). Transferor is conveying the Personal Property to Transferee free and clear of free of any lien or encumbrance thereon except as previously disclosed to and accepted by Transferee. Capitalized terms used but not defined in this Bill of Sale have the meaning given to such terms in the Agreement.

Transferor makes no representation or warranty regarding the condition, merchantability, fitness or usefulness of the Personal Property, and Transferee acknowledges and agrees that it is acquiring the Personal Property in its AS-IS, WHERE-IS, WITH ALL FAULTS CONDITION, WITHOUT WARRANTY, EITHER EXPRESS OR IMPLIED, except that all of the Personal Property will be free of all liens and encumbrances.

This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Transferor and Transferee.

The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Bill of Sale.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

Dated: ____________________, 2015.

[Signatures on following page]

Purchase and Sale Agreement

Exhibit C – Bill of Sale

TRANSFEROR:

TNP SRT PORTFOLIO I, LLC,
a Delaware limited liability company

By:
Name:
Title:

TRANSFEREE:

,
a

By:
Name:
Title:

Purchase and Sale Agreement

Exhibit C – Bill of Sale

SCHEDULE 1

TO BILL OF SALE

PERSONAL PROPERTY

Purchase and Sale Agreement

Exhibit C – Bill of Sale

Schedule 1 - Personal Property

EXHIBIT D

ASSIGNMENT AND ASSUMPTION OF

WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

This Assignment of Warranties and Guaranties and Other Intangible Property (“Assignment”) is made and entered into as of ________, 2015, by TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company (“Assignor”), to _________________________, a ________________ (“Assignee”), pursuant to that certain Purchase and Sale Agreement (the “Agreement”) between Assignor and Assignee relating to the real property owned by Assignor and located at 14425 and 14485 Moreno Beach Drive, in the City of Moreno Valley, County of Riverside, State of California, commonly known as Moreno Marketplace. Capitalized terms used but not defined in this Assignment have the meaning given to such terms in the Agreement.

1.           For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under:

(a)           all warranties and guaranties made by or received from any third party with respect to any building, building component, structure, fixture, machinery, equipment, or material situated on, contained in any building or other improvement situated on, or comprising a part of any building or other improvement situated on, any part of that certain real property described in Exhibit A attached hereto including, without limitation, those warranties and guaranties listed in Schedule 1 attached hereto (collectively, “Warranties”); provided however, that to the extent there are any third party costs, expenses or fees in connection with the assignment of any Warranties, including, without limitation, reliance fees or transfer fees, Seller shall not be obligated to assign such Warranties to Buyer unless Buyer pays all such costs, expenses and fees.

(b)           Any General Intangibles (as defined in the Agreement).

Assignor and Assignee further hereby agree and covenant as follows:

2.           If either Party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the Parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting Party or the Party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other Party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys’ fees and disbursements. Any such attorneys’ fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys, fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Warranties and Guaranties,

and other General Intangibles

3.           Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee’s right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.

4.           This Assignment shall be binding on and inure to the benefit of the Parties hereto, their heirs, executors, administrators, successors in interest and assigns

5.           The substantive laws of the State of California, without reference to its conflict of law provisions, will govern the validity, construction, and enforcement of this Assignment.

6.           This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signatures on following page]

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Warranties and Guaranties,

and other General Intangibles

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

TNP SRT PORTFOLIO I, LLC,
a Delaware limited liability company

By:
Name:
Title:

ASSIGNEE:

,
a

By:
Name:
Title:

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Warranties and Guaranties,

and other General Intangibles

EXHIBIT A

TO

ASSIGNMENT AND ASSUMPTION OF

WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

REAL PROPERTY DESCRIPTION

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Warranties and Guaranties,

and other General Intangibles

Exhibit A – Real Property Description

SCHEDULE 1

TO

ASSIGNMENT AND ASSUMPTION OF

WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

WARRANTIES AND GUARANTIES

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Warranties and Guaranties,

and other General Intangibles

Schedule 1 – Warranties and Guaranties

SCHEDULE 2

TO

ASSIGNMENT AND ASSUMPTION OF

WARRANTIES AND GUARANTIES, AND OTHER INTANGIBLE PROPERTY

SERVICE CONTRACTS

Purchase and Sale Agreement

Exhibit D – Assignment and Assumption of Service Contracts,Warranties and Guaranties,

and other General Intangibles

Schedule 2 – Service Contracts

EXHIBIT E

CERTIFICATE OF TRANSFEROR

OTHER THAN AN INDIVIDUAL

(FIRPTA AFFIDAVIT)

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform _______________________________, a __________________________, the transferee of certain real property located at 14425 and 14485 Moreno Beach Drive, in the City of Moreno Valley, County of Riverside, State of California, commonly known as Moreno Marketplace, that withholding of tax is not required upon the disposition of such U.S. real property interest by TNP SRT PORTFOLIO I, LLC, a Delaware limited liability company and wholly owned subsidiary of STRATEGIC REALTY OPERATING PARTNERSHIP, L.P. (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.	Transferor is not a disregarded entity as defined in Income Tax Regulations §1.1445-2(b)(2)(iii);

3.	Transferor’s U.S. employer identification number is __________; and

4.	Transferor’s office address is : c/o 400 El Camino Real, 11th Floor
San	Mateo, California 94402

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: ______________________, 2015.

____________________________________
________________________________
on behalf of:

STRATEGIC REALTY OPERATING PARTNERSHIP, L.P.

Purchase and Sale Agreement

Exhibit E – Certificate of Transferor Other than an Individual (FIRPTA Affidavit)

EXHIBIT F

FORM OF TENANT ESTOPPEL

To:
Dated:

Re:           Lease Pertaining to Moreno Marketplace, Moreno Valley, California (the “Property”)

Ladies and Gentlemen:

The above addressee (“Buyer”) is entering into an agreement to acquire the Property. The undersigned, as tenant (“Tenant”) acknowledges the right of Buyer to rely upon the statements and representations of the undersigned contained in this certificate, and further acknowledges that Buyer will be acquiring the Property in material reliance on this certificate. Given the foregoing, Tenant hereby certifies and represents to Buyer (and its lender, successors and assigns), and Landlord (and its successors and assigns) with respect to the above-described Lease, as follows (if any blanks do not apply, simply state “None”):

1.	Tenant is the lessee under that certain lease (the “Lease”) pertaining to the Property which is dated [_____________], and includes the following amendments: [Describe Lease and amendments]

2.	The name of the current landlord (“Landlord”) is: TNP SRT PORTFOLIO I, LLC.

3.	The Lease is for the following portion of the Property (the “Premises”): That certain space identified as [__________] having approximately [___________] of rentable square feet.

4.	The initial term of the Lease commenced on [_________] and shall expire on [__________], unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the term of the Lease, except as follows (if none, so state): [_________].

5.	The Lease, as it may have been modified or amended, contains the entire agreement of Landlord and Tenant with respect to the Premises, and is in full force and effect.

6.	As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

Purchase and Sale Agreement

Exhibit F – Form of Tenant Estoppel

(a)	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [________] per month and has been paid through _______________, 2015.

(b)	Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [________] and the amount of Percentage Rent for [________] was [________].

(c)	Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease, currently in the amount of $__________ per month, have been paid through [________].

7.	Tenant has accepted possession of the Premises, and all construction to be performed by Landlord for the Premises under the Lease has been completed in accordance with the terms of the Lease and within the time periods set forth in the Lease. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): _______________________________________________________.

8.	The Premises shall be expanded by the addition of the following space on the dates hereinafter indicated (if none, so state): ______________________________________________________________________.

9.	No default or event that with the passage of time or notice would constitute a default on the part of Tenant exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Tenant.

10.	No default or event that with the passage of time or notice would constitute a default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

11.	Tenant has no option or right to purchase all or any part of the Property.

12.	Tenant has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease and/or the Premises, or any part thereof.

13.	Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): _____________________________________________________.

14.	No hazardous substances are being generated, used, handled, stored or disposed of by Tenant on the Premises or on the Property in violation of any applicable laws, rules or regulations or the terms of the Lease.

Purchase and Sale Agreement

Exhibit F – Form of Tenant Estoppel

15.	No rentals are accrued and unpaid under the Lease, except for Percentage Rent, if any, or Reimbursables, if any, which are not yet due and payable.

16.	No prepayments of rentals due under the Lease have been made for more than one month in advance. No security or similar deposit has been made under the Lease, except for the sum of [________] which has been deposited by Tenant with Landlord pursuant to the terms of the Lease.

17.	Tenant has no defense, setoff, claim or counterclaim to its obligations under the Lease, and to date has not asserted any rights of setoff, claim or counterclaim against Landlord.

18.	Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord’s interest in the Lease or the rents or other amounts payable thereunder, except as follows (if none, so state): _____________________________________________.

19.	The undersigned is authorized to execute this Tenant Estoppel on behalf of Tenant.

Very truly yours,

TENANT:

[___________________________________]
[___________________________________]

By:
Name:
Its:

[GUARANTOR CERTIFICATION AND SIGNATURE FOLLOWS]

Purchase and Sale Agreement

Exhibit F – Form of Tenant Estoppel

GUARANTOR CERTIFICATION

The undersigned (“Guarantor”) certifies to Buyer, its lender and their successors and assigns that he/she/it is guarantor of the Lease described in this Tenant Estoppel Certificate pursuant to a Guaranty dated __________ ____, 2015 (the “Guaranty”). Guarantor certifies that the Guaranty remains in full force and effect, and that Guarantor has no offsets or defenses or counterclaims with respect thereto. Guarantor further certifies that, to the best of its knowledge, each statement of Tenant set forth in this Tenant Estoppel Certificate is true, correct and complete. Guarantor acknowledges that Buyer and its lender are relying upon the accuracy of the statements in this Guarantor’s Estoppel Certificate.

Signed by Guarantor on:	GUARANTOR:

_________________ ____, 2015	[________________]

By:
Name:
Title:

Purchase and Sale Agreement

Exhibit F – Form of Tenant Estoppel

EXHIBIT G

FORM OF SELLER ESTOPPEL

To:	__________________________ (“Buyer”)

Re:	Lease Pertaining to Moreno Marketplace, Moreno Valley, California (the “Property”)

Ladies and Gentlemen:

The undersigned (“Seller”) hereby acknowledges that Buyer is entering into an agreement to acquire the Property. The undersigned further acknowledges the right of Buyer to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that Buyer will be acquiring the Property in material reliance on this Certificate. This Certificate shall survive the Buyer’s acquisition of the Property for a period of six (6) months from the Closing. Any undefined terms herein shall have the same meaning as set forth in the Purchase and Sale Agreement between the undersigned and the Buyer.

Given the foregoing, the undersigned hereby certifies and represents to Buyer (and its lender, successors and assigns), with respect to the above-described Lease, that to the Actual Knowledge of Seller:

1.	Tenant is the lessee under that certain lease (the “Lease”) pertaining to the Project which is dated [_____________] and includes the following amendments: [Describe Lease and amendments]

2.	The name of the current landlord (“Landlord”) is: TNP SRT PORTFOLIO I, LLC.

3.	The Lease is for the following portion of the Property (the “Premises”): That certain space identified as [__________] having approximately [___________] of rentable square feet.

4.	The initial term of the Lease commenced on [_________] and shall expire on [__________], unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the term of the Lease, except as follows (if none, so state): [_________].

5.	The Lease, as it may have been modified or amended, contains the entire agreement of Landlord and Tenant with respect to the Premises, and is in full force and effect.

6.	As of the date hereof, Tenant is occupying the Premises and is paying rent on a current basis under the Lease.

Purchase and Sale Agreement

Exhibit G – Form of Seller Estoppel

(a)	The minimum monthly or base rent currently being paid by Tenant for the Premises pursuant to the terms of the Lease is [________] per month and has been paid through _______________, 2015.

(b)	Percentage rent (“Percentage Rent”), if any, due under the Lease has been paid through [________] and the amount of Percentage Rent for [________] was [________].

(c)	Common area maintenance, taxes, insurance and other charges (the “Reimbursables”) due under the Lease, currently in the amount of $__________ per month, have been paid through [________].

7.	Tenant has accepted possession of the Premises, and all construction to be performed by Landlord for the Premises under the Lease has been completed in accordance with the terms of the Lease and within the time periods set forth in the Lease. Landlord has paid in full any required contribution towards work to be performed by Tenant under the Lease, except as follows (if none, so state): ____________________________________________________.

8.	The Premises shall be expanded by the addition of the following space on the dates hereinafter indicated (if none, so state): ____________________________________________________.

9.	No default or event that with the passage of time or notice would constitute a default on the part of Tenant exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the Tenant.

10.	No default or event that with the passage of time or notice would constitute a default on the part of Landlord exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of Landlord.

11.	Tenant has no option or right to purchase all or any part of the Property.

12.	Tenant has not assigned, sublet, transferred, hypothecated or otherwise disposed of its interest in the Lease and/or the Premises, or any part thereof.

13.	Neither the Lease nor any obligations of Tenant thereunder have been guaranteed by any person or entity, except as follows (if none, so state): ____________________________________________________.

14.	No hazardous substances are being generated, used, handled, stored or disposed of by Tenant on the Premises or on the Property in violation of any applicable laws, rules or regulations or the terms of the Lease.

Purchase and Sale Agreement

Exhibit G – Form of Seller Estoppel

15.	No rentals are accrued and unpaid under the Lease, except for Percentage Rent, if any, or Reimbursables, if any, which are not yet due and payable.

16.	No prepayments of rentals due under the Lease have been made for more than one month in advance. No security or similar deposit has been made under the Lease, except for the sum of [________] which has been deposited by Tenant with Landlord pursuant to the terms of the Lease.

17.	Tenant has no defense as to its obligations under the Lease, and to date has not asserted any rights of setoff, claim or counterclaim against Landlord.

18.	Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord’s interest in the Lease or the rents or other amounts payable thereunder, except as follows (if none, so state):____________________________________________________________.

19.	The undersigned is authorized to execute this Seller Estoppel on behalf of Seller.

SELLER:

Purchase and Sale Agreement

Exhibit G – Form of Seller Estoppel

EXHIBIT H

FORM OF SELLER TITLE AFFIDAVIT

FIRST AMERICAN TITLE INSURANCE COMPANY

STATEMENT REQUIRED FOR THE ISSUANCE OF ALTA OWNERS AND/OR LOAN POLICIES

Commitment No:

Date:	________________________________

To the best knowledge and belief of the undersigned, the following is hereby certified with respect to the land described in the above commitment:

1.	That, except as noted at the end of this paragraph, within the last six (6) months (a) no labor, service or materials have been furnished to improve the land, or to rehabilitate, repair, refurbish, or remodel the building(s) situated on the land; (b) nor have any goods, chattels, machinery, apparatus or equipment been attached to the building(s) thereon, as fixtures; (c) nor have any contracts been let for the furnishing of labor, service, materials, machinery, apparatus or equipment which are to be completed subsequent to the date hereof; (d) nor have any notices of lien been received, except the following, if any:

2.	That there are no unrecorded contracts or options to purchase the land, except the following, if any:

3.	That there are no unrecorded leases, easements or other servitudes to which the land or building, or portions thereof, are subject, except the following, if any:

1	tenants based upon existing leases as listed on the Rent Roll attached hereto as Exhibit A and incorporated herein by reference

4.	That the undersigned is authorized to execute this affidavit, has the ability to execute all instruments necessary to mortgage or convey the Land pursuant to authority, and that the owner was properly created and is in good standing in its state of origin and is properly authorized to do business in the state where the Land is located.

5.	That the undersigned has not received any written notice of violation of any covenants, conditions or restrictions, if any, affecting the Land.

6.	In order to induce First American Title Insurance Company (the “Company”) to issue its policy(ies) of title insurance with full knowledge that the Company will rely upon the accuracy of same, the undersigned hereby agrees as follows:

(a)	The undersigned does hereby agree to indemnify and hold the Company harmless of and from any and all loss, cost, damage and expense of every kind, including attorneys’ fees, which the Company shall or may suffer or incur or become liable for under its said policy or policies directly or indirectly, due to its reliance on the accuracy of the foregoing statements or in connection with its enforcement of its rights under this statement.

Purchase and Sale Agreement

Exhibit H – Form of Seller Title Affidavit

(b)	For and in consideration of the Company issuing one or more of the Title Policies or endorsements without taking exception to any instruments first appearing of record creating any interest in the Property (the “Gap Interests”) after the date on which the loan proceeds are disbursed from the Escrow and prior to the date on which the applicable instrument (i.e. mortgage, modification of mortgage, or modification of deed of trust) is recorded in the Official Records of the applicable jurisdiction in connection with the Escrow (the “Gap Period”), the undersigned (“Indemnitor”) agrees: (1) Indemnitor has not agreed to and will not agree to create or in any way cause to be created any defect, lien, encumbrance or other matter affecting the Property other than those matters specifically identified as exceptions to coverage in the Title Reports, and (2) to promptly defend, remove, bond or otherwise dispose of any Gap Interests which first appear of record within the Gap Period, and Indemnitor does hereby agree to hold and save the Company harmless, and to protect and indemnify the Company from and against any and all liabilities or claims of liability, losses, costs, charges, expenses and damages of any kind or character whatsoever, including, but not limited to, reasonable attorneys’ fees incurred or sustained by the Company by reason of, or arising out of any Gap Interests which first appear of record within the Gap Period which the Company may incur or sustain directly or indirectly under the Title Policies or endorsements issued pursuant to this certificate.

7.	As used in this document, the phrase “best knowledge and belief of the undersigned” and other references to the owner’s actual knowledge shall mean the actual, current knowledge of Alan Shapiro and G. Lee Burns, Jr., provided that so qualifying the owner’s knowledge shall in no event give rise to any personal liability on the part of Alan Shapiro or G. Lee Burns, Jr., on account of any breach of any representation and warranty of the owner herein. “Best knowledge” shall not include constructive knowledge, imputed knowledge, or knowledge Alan Shapiro and/or G. Lee Burns, Jr. do not have but could have obtained through further investigation or inquiry.

Seller / Owner

By
Its

Purchase and Sale Agreement

Exhibit H – Form of Seller Title Affidavit

ADDENDUM I

DEFINITIONS

Terms used in this Agreement shall have the meanings set forth below:

1.	Actual Knowledge of Buyer (or Buyer’s Actual Knowledge.) The knowledge of any Responsible Individual of Buyer, without duty of inquiry; provided that so qualifying Buyer’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Buyer herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Buyer or such Responsible Party do not have but could have obtained through further investigation or inquiry.

2.	Actual Knowledge of Seller (or Seller’s Actual Knowledge.) The knowledge of any Responsible Individual of Seller, without duty of inquiry; provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of the Responsible Individual, on account of any breach of any representation and warranty of Seller herein. Actual Knowledge shall not include constructive knowledge, imputed knowledge, or knowledge Seller or such Responsible Party do not have but could have obtained through further investigation or inquiry.

3.	Additional Rents. All amounts, other than Fixed Rents, due from any Tenant under any Lease, including without limitation, percentage rents, escalation charges for real estate taxes, parking charges, marketing fund charges, reimbursement of Expenses, maintenance escalation rents or charges, cost of living increases or other charges of a similar nature, if any, and any additional charges and expenses payable under any Lease.

4.	Affiliate. Any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with another Person. An affiliate of a Person includes any officer, director, managing member, member or general partner, and any record or beneficial owner of more than 10% of any class of ownership interests in such Person.

5.	Agreement. This Agreement between Seller and Buyer, including all Addenda, Schedules and Exhibits attached hereto and incorporated herein by reference.

6.	Approval Date. The Business Day on or prior to the end of the Due Diligence Period on which Buyer delivers its Approval Notice to Seller.

7.	Approval Notice. Buyer’s notice delivered to Seller (if at all) under Section 4(m) of the Agreement.

Purchase and Sale Agreement

Addendum I – Definitions

8.	Assignment of Contracts. An Assignment and Assumption of Service Contracts, Guaranties and Warranties and Other Intangible Property in the form of Exhibit D attached hereto.

9.	Assignment of Leases. An Assignment and Assumption of Leases in the form attached to this Agreement as Exhibit B.

10.	Bill of Sale. A Bill of Sale in the form attached to this Agreement as Exhibit C.

11.	Business Day. Any day other than a Saturday, Sunday or holiday on which Bank of America, N.A., located in San Francisco, California, is authorized or required by law to close for business.

12.	Buyer. The “Buyer” in the preamble to this Agreement.

13.	Buyer’s Agents. The employees, agents, contractors, consultants, officers, directors, representatives, managers and members of Buyer or its Affiliates, and such other Persons as are acting under the direction of, or on behalf of, Buyer or any Affiliate of Buyer.

14.	Buyer Closing Conditions. Conditions precedent to Buyer’s obligation to consummate this transaction, as set forth in Section 5(a).

15.	Cash. Immediately available funds to be paid by Buyer at the Closing, as provided in the Section entitled “Consideration”.

16.	Closing. The delivery of the Deed and the other documents required to be delivered hereunder and the payment of the Consideration.

17.	Closing Date. Ten (10) calendar days after delivery by Buyer of the Approval Notice.

18.	Consideration. The total consideration to be paid by Buyer to Seller as described in the Section entitled “Consideration.”

19.	Contracts. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, franchise agreements and other similar agreements relating to the Property.

20.	Creditors’ Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not the enforcement thereof is considered to be a proceeding at law or in equity.

21.	Day. The term “day” used herein and not capitalized means a calendar day.

Purchase and Sale Agreement

Addendum I – Definitions

22.	Deed. A deed in the form in the form attached to this Agreement as Exhibit A.

23.	Due Diligence Materials. The materials described in Schedule 1 to this Agreement.

24.	Due Diligence Period. A period of time commencing on the Effective Date and ending at 5:00 p.m., California time, thirty (30) days thereafter.

25.	Earnest Money. The aggregate of the Initial Earnest Money Deposit and the Remaining Earnest Money Deposit.

26.	Effective Date. The date set forth in the preamble to this Agreement.

27.	Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

28.	Environmental Reports. All environmental reports and investigations relating to the Property which are available to Seller, which are listed on Schedule 4 to this Agreement.

29.	Expenses. All operating expenses normal to the operation and maintenance of the Property, including without limitation Property Taxes; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; permits, licenses and inspection fees. Expenses shall not include expenses which are of a capital nature.

30.	Expense Reimbursement. That amount necessary to reimburse Buyer for all of its out of pocket third-party costs and expenses related to the transactions contemplated by this Agreement, including, without limitation, to consultants and for third-party reports, for legal fees incurred in connection with negotiating and entering into a letter of intent, non-disclosure agreement, or other preliminary document, and this Agreement, and for lender fees (to the extent not reimbursable to Buyer), up to a maximum, in the aggregate, of Seventy-Five Thousand and No/100ths Dollars ($75,000.00).

31.	Fixed Rents. The fixed periodic payments under any Lease.

32.	General Intangibles. All general intangibles relating to design, development, operation, management and use of the Real Property; all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property; all engineering reports, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Seller’s right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Seller any right to use any trademark or trademark registration at or in connection with the Real Property.

Purchase and Sale Agreement

Addendum I – Definitions

33.	Hazardous Materials. Any substance which is (a) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, toxic substance, pollutant or contaminant under any federal or State of California law or regulation, (b) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (c) PCBs, (d) asbestos or asbestos-containing products, I a flammable explosive, (f) an infectious material, (g) a radioactive material, (h) a carcinogenic, or (i) a reproductive toxicant.

34.	Improvements. All buildings, parking lots, parking garages, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Seller and constitute realty under the laws of the state in which the Land is located.

35.	Initial Earnest Money Deposit. The initial earnest money deposit(s) paid by Buyer pursuant to the Section entitled “Consideration”, in the amount(s) of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00).

36.	Land. The land described in Schedule 2 to this Agreement, together with all appurtenances thereto, including without limitation easements and mineral and water rights.

37.	Laws. All Environmental Laws, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property, the Parties and the transactions contemplated by this Agreement.

38.	Leases. The leases for the Tenants listed in the Rent Roll, together with any leases executed between the Effective Date and the Closing Date, and all amendments and modifications thereof.

39.	Lease Rights. All of Seller’s right, title and interest in and to the Leases and any and all guarantees of the Leases.

40.	Major Loss. Any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds Two Hundred Fifty Thousand and No/100th Dollars ($250,000.00).

41.	Major Tenant. Stater Brothers.

Purchase and Sale Agreement

Addendum I – Definitions

42.	Material Adverse Change. An occurrence where the Major Tenant ceases operating from the Real Property, terminates its Lease and/or files for protection from its creditors under the Federal Bankruptcy Act or any similar state equivalent and/or announces that it shall be so ceasing operations, terminating its Lease and/or filing for such protection.

43.	Material Damage Floor. Damage in excess of Twenty-Five Thousand and No/100ths Dollars ($25,000.00) suffered by Buyer as a result of any inaccuracy or breach of any representation or warranty or covenant (on a cumulative basis and not per occurrence) by Seller hereunder.

44.	Minor Loss. Damage or destruction to, or condemnation of, any Real Property that is not a Major Loss.

45.	Minor Tenants. All Tenants of the Property other than the Major Tenant.

46.	Monetary Liens. As defined in the Section entitled “Approval of Title.”

47.	New Exception. An exception to title to the Real Property that is not (i) included in or referenced in any title commitment delivered to Buyer prior to the Approval Date, or in any exception document delivered to Buyer by the Title Company prior to the Approval Date, (ii) disclosed to Buyer in any of the Due Diligence Materials, (iii) shown on or referenced in the Survey, (iv) caused by Buyer or any of Buyer’s Agents, or (v) previously approved in writing by Buyer or any of Buyer’s Agents.

48.	Non-Refundable Payment. See Section 3(b).

49.	Parties. Buyer and Seller.

50.	Percentage Rents. Rents under any Lease based on a percentage of Tenant revenue, sales or income, or on the performance of the business of the Tenant.

51.	Permitted Exceptions. The rights of Tenants, as tenants only, under the Leases and the exceptions to title approved by Buyer during the Due Diligence Period, pursuant to the title review procedure set forth in the Agreement.

52.	Person. An individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture or governmental authority.

53.	Personal Property. All of Seller’s right, title and interest in and to the personal property and any interest therein owned by Seller or held directly for the benefit of Seller, if any, located on the Real Property and used in the operation or maintenance of the Real Property.

Purchase and Sale Agreement

Addendum I – Definitions

54.	Property. The Real Property, the Leases, the Personal Property, the General Intangibles, and the Contracts (excluding Contracts to be terminated by Seller pursuant to this Agreement).

55.	Property Taxes. As defined in Section 7(c)(ii)(c), entitled “Property Taxes.”

56.	Real Property. The Land and Improvements.

57.	Remaining Earnest Money Deposit. The additional earnest money deposit(s) paid by Buyer on the Approval Date pursuant to the Section entitled “Consideration”, in the amount of Five Hundred Thousand and No/100ths Dollars ($500,000.00)

58.	Rent Roll. The list of each of the Tenants under Leases as of the date of this Agreement, attached to this Agreement as Schedule 5.

59.	Rents. Fixed Rents and Percentage Rents.

60.	Required Tenants. Both of (i) the Major Tenant and (ii) Minor Tenants in the aggregate occupying seventy-five percent (75%) of the occupied rentable area of the Property other than the premises occupied by the Major Tenant.

61.	Responsible Individuals. With respect to Buyer: Stephen Bien; and with respect to Seller: Alan Shapiro.

62.	Seller. The “Seller” in the preamble to this Agreement.

63.	Seller Related Party. Seller, any Affiliate of Seller, and any of its or their respective shareholders, partners, members, managers, officers, directors, employees, contractors, agents, attorneys or other representatives of Seller.

64.	Seller’s Broker. CBRE, Inc.

65.	Seller Closing Conditions. Conditions precedent to Seller’s obligation to consummate this transaction, as set forth in Section 5(b)

66.	Senior Lender. Keybank National Association, the holder of the senior mortgage on the Property.

67.	Service Contracts. All Contracts involving ongoing services and periodic payment therefor, as distinguished from franchise agreements, easements, guarantees, warranties and the like.

Purchase and Sale Agreement

Addendum I – Definitions

68.	Survey. That certain ALTA/ACSM Land Title Survey of the Property prepared by American Surveying & Mapping Inc., and delivered to Buyer with the Due Diligence Materials.

69.	Tenant(s). Tenants under the Leases and listed on the Rent Roll.

70.	Tenant Estoppel(s). Estoppel certificates in the form attached to this Agreement as Exhibit F (or on such other form as may be prescribed in the Tenant Lease or otherwise permitted under this Agreement), to be provided by Seller as provided in the Section entitled “Tenant Estoppel(s).”

71.	Title Company. First American Title Insurance Company at its national, commercial office located in the City of San Jose, County of Santa Clara, State of California, whose address is: 1737 North First Street, Suite 500, San Jose, CA 95112, Attention: Liz Zankich Hahn, (408) 451-7989 (direct), (408) 451-7928 (Fax), email lzankich@firstam.com.

72.	Title Policy. An owner’s standard coverage ALTA title policy, issued by Title Company in the amount of the Consideration, dated as of the date and time of Closing, showing title vested in Buyer subject only to the Permitted Exceptions.

73.	Transaction Documents. The Deed, Bill of Sale, Assignment of Contracts, Assignment of Leases, and any and all other agreements entered into by the Parties in connection with the Closing.

Purchase and Sale Agreement

Addendum I – Definitions

ADDENDUM II

SELLER’S REPRESENTATIONS AND WARRANTIES

Seller hereby represents and warrants to Buyer as follows:

A.	Organization and Authorization

1.           Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in the state of where the Property is located.

2.           Seller has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Seller and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Seller which are to be delivered to Buyer at Closing have been duly executed and delivered by Seller and are or at the time of Closing will be the legal, valid and binding obligation of Seller and is enforceable against Seller in accordance with its terms, except as the enforcement thereof may be limited by applicable Creditors’ Rights Laws. Seller is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

3.           The individuals and entities executing this Agreement and the instruments referenced herein on behalf of Seller and its constituent entities, if any, have the legal power, right and actual authority to bind Seller to the terms and conditions hereof and thereof.

4.           Subject to Seller’s satisfaction of the partial release conditions in the Senior Lender loan documents, neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will violate or conflict, in any material respect, with any provision of Seller’s organizational documents or to Seller’s Actual Knowledge any statute, regulation or rule, or, to Seller’s Actual Knowledge, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Seller is subject, and which violation or conflict would have a material adverse effect on Seller. Subject to Seller’s satisfaction of the partial release conditions in the Senior Lender loan documents, Seller is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Seller of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

Purchase and Sale Agreement

Addendum II – Seller’s Representations and Warranties

B.	Title Matters

1.           Possession; No Transfers. There are no adverse or other parties in possession of the Property, or any part thereof, with the consent of Seller except Seller and Tenants. Seller has not granted to any Person any license, easement, lease, or other right relating to the use or possession of the Property or any part thereof, except Tenants or the matters shown of record.

C.	Property Condition, Use and Compliance

1.           Compliance with Laws. Except as set forth on Schedule 6 to this Agreement, to the Actual Knowledge of Seller, Seller has not received written notice that the use or operation of the Property is in violation of any applicable Laws.

2.           No Regulatory Proceedings. Except as set forth on Schedule 6 to this Agreement to the Actual Knowledge of Seller, Seller has not received any written notice of any condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, or are planned to be instituted, which directly identify any of the Property, nor has Seller received written notice of any special assessment proceedings affecting any of the Property. Seller shall notify Buyer promptly of any such proceedings of which any Seller becomes aware prior to Closing.

3.           Environmental Matters. To the Actual Knowledge of Seller and except as set forth in the Due Diligence Materials, there are no Hazardous Materials on or under the Property in violation of Environmental Laws or which would require remediation or mitigation under Environmental Laws.

D.	The Leases

1.           Rent Roll. The Rent Roll attached hereto completely and accurately reflects the material terms and conditions of the Leases in all material respects as of its date. Except as disclosed on the Rent Roll, to the Actual Knowledge of Seller, there are no other Tenants at the Property with Seller’s consent, and no Rents under any Lease has been collected in advance of the current month. The Rent Roll shall be updated at the Closing to reflect any changes which occur after the Effective Date.

2.           Security Deposits. The Rent Roll sets forth all cash security deposits held by Seller under the Leases. Seller has not received from any Tenant or any other Person written notice of any claim (other than for customary refund at the expiration of a Lease) to all or any part of any security deposit, except as set forth on the Rent Roll and/or the Tenant Estoppels.

Purchase and Sale Agreement

Addendum II – Seller’s Representations and Warranties

3.           Leases. Except as set forth in Schedule 6 to this Agreement: (i) the Leases set forth on the Rent Roll have not been modified or amended except as set forth on the Rent Roll; (ii) Seller has provided to Buyer complete copies of all of such Leases identified on the Rent Roll; (iii) to Seller’s Actual Knowledge, Seller is not in default under any of such Leases and no Tenant has delivered written notice to Seller of a default on the part of Seller under its Lease, (iv) to Seller’s Actual Knowledge, no Tenant is in default under any such Lease, (v) no Tenant has asserted any defense or set-off against the payment of rent in connection with its Lease or has contested any tax, operating cost or other escalation payments or occupancy charges payable under its Lease. The landlord under each Lease is not obligated to complete or pay for any improvements, or to advance any tenant allowance, except for improvements and allowances fully paid for or advanced prior to the Effective Date and except as disclosed in the Due Diligence Documents. To the extent Buyer is delivered a Tenant Estoppel as to any Lease, such Tenant Estoppel shall supersede and replace this Section D.3 and the representations of Seller in this Section D.3 shall not apply to such Lease or Tenant to the extent the information therein contradicts the representation and warranty set forth in this Section.

E.	Other Matters

1.           No Litigation. Except as set forth on Schedule 6 to this Agreement there is no litigation pending or, to the Actual Knowledge of Seller, threatened: (i) against Seller that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of such Seller to perform its obligations under this Agreement; or (ii) by Seller against any Tenant. Seller shall notify Buyer promptly of any such litigation of which Seller becomes aware before Closing.

2.           No Contracts for Improvements. Except as set forth on Schedule 6 to this Agreement and in connection with any new leases executed after the Effective Date and prior to Closing, at the time of Closing there will be no outstanding written or oral contracts made by a Seller for any improvements to the Property which have not been fully paid for and Seller shall cause to be discharged all mechanics and materialmen’s liens arising from any labor or materials furnished to the Property prior to the time of Closing.

3.           Exhibits and Schedules. The Schedules attached hereto, as provided by or on behalf of Seller, completely and correctly present in all material respects the information required by this Agreement to be set forth therein, provided, however, that as set forth in more detail in the Agreement, Seller makes no representation or warranty as to the completeness or accuracy of any materials contained in the Schedules that have been prepared by third parties unrelated to Seller.

4.           Seller Not a Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

Purchase and Sale Agreement

Addendum II – Seller’s Representations and Warranties

5.           Patriot Act. Seller is not, nor is any person who owns a controlling interest in or otherwise controls Seller, (a) listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC, Department of the Treasury, and/or on any other similar list maintained by the OFAC pursuant to any OFAC Laws and Regulations; or (b) a person either (i) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (ii) designated under any Executive Orders. Neither Seller nor any of its principals or affiliates is (x) a person or entity with which Buyer is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, or that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Orders, or (y) is directly or indirectly affiliated or associated with a person or entity listed in the preceding clause (x). To the best knowledge of Seller, neither Seller nor any of its principals or affiliates, nor any brokers or other agents acting in any capacity in connection with the transactions contemplated herein (I) directly or indirectly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Orders, (II) directly or indirectly engages in any transaction in violation of any Laws relating to drug trafficking, money laundering or predicate crimes to money laundering or (III) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

6.           Seller’s Due Diligence Materials. To the Actual Knowledge of Seller, the Due Diligence Materials delivered to Buyer pursuant to this Agreement are complete, true and correct copies of the Due Diligence Materials in Seller’s possession.

7.           Assumed Service Contracts. Seller is not in default under, and Seller has received no notice that any event has occurred which with the giving of notice or the passage of time, or both, would constitute a default under any Assumed Service Contract. There are no delinquent amounts due and owing under any Assumed Service Contract.

8.           Financial Statements. The operating statements, general ledgers and reconciliation statements delivered or to be delivered or made available for review and copying by Seller to Buyer which were prepared by Seller from and after January 2014, as distinguished from any of the same prepared by third parties, are (i) complete, and (ii) to the Actual Knowledge of Seller truly, accurately and completely sets forth the financial condition of the Property.

9.           Concessions and Commissions; Options and Rights of First Refusal. To the Actual Knowledge of Seller and except as set forth in the Leases, (i) the Tenants are entitled to no concessions, rebates, allowances, or free rent for any period after the Closing, (ii) subject to Section 13 of this Agreement, none of the Leases or other instruments that will be assigned to Buyer at Closing provide for commissions payable by the owner of the Property that have not yet been paid by Seller, and (iii) none of the Tenants have any options or rights of first refusal to acquire the Real Property.

10.         Employees. Seller has no employees and is not a party to any collective bargaining agreement.

Purchase and Sale Agreement

Addendum II – Seller’s Representations and Warranties

F.	Miscellaneous

1.           Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Seller otherwise notifies Buyer in writing prior to the Closing.

2.           Materiality Limitation. Buyer shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the Material Damage Floor.

3.           Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to and shall remain true and correct as of the time of Closing, shall be deemed to be material, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of six (6) months after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of six (6) months. Any claim for breach of a representation and warranty given hereunder must be filed and served within such six (6) month period, or be deemed waived and released.

Purchase and Sale Agreement

Addendum II – Seller’s Representations and Warranties

SCHEDULE 1

MORENO MARKETPLACE

DUE DILIGENCE MATERIALS

•	ALTA Survey

o	Preliminary ALTA/ACSM Land Title Survey prepared by American Surveying and Mapping dated ___2015

•	Aged Receivables

o	A/R as of February 2015

o	A/R as of April 2015

•	Budget

o	2015 Operating Budget

•	CAM Recs

o	2013 CAM Recovery Schedules

o	2014 CAM Recovery Schedules

•	CC&Rs

o	Declaration of Protective Covenants, Conditions and Restrictions dated September 19, 2008

•	Environmental

o	Phase One Environmental Site Assessment prepared by Millennium Consulting Associates, dated August 7, 2015

o	Limited Phase II Environmental Site Assessment/Soil Gas Survey prepared by Millennium Consulting Associates, dated July 15, 2015

o	Phase I Environmental Site Assessment prepared by Earth Touch, Inc., dated June 10, 2009

•	Leases

o	Wells Fargo Bank N.A.

▪	Ground Lease dated September 30, 2006

▪	Confirmation Date Letter dated December 16, 2008

o	Stater Bros. Markets

▪	Lease dated July 31, 2006

▪	First Amendment to Lease dated July 8, 2008

▪	Second Amendment to Lease dated April 12, 2011

o	Van Natta Real Estate Services, Inc., dba Rancho Belago Realty

▪	Retail Lease dated April 25, 2012

o	Shabbir Bashir and Amna Shabir, dba Amna Eyebrow Threading Salon

▪	Retail Lease dated January 7, 2015

Purchase and Sale Agreement

Schedule 1 – Due Diligence Materials

o	Abdur Rauf and Nasreen Rauf, dba Fantastic Sams Salon

▪	Retail Lease Agreement dated March 23, 2006

▪	Confirmation of Delivery, dated November 4, 2008

▪	First Amendment to Retail Lease dated November 12, 2008

▪	Commencement Letter dated February 18, 2009

▪	Second Amendment to Retail Lease dated March 24, 2014

o	Satesh Kelly

▪	Retail Lease dated February 4, 2010

▪	Lease Commencement Memorandum dated February 2, 2011

o	Syed S. Raza

▪	Retail Lease dated August 30, 2010

▪	Lease Commencement Memorandum dated March 4, 2011

▪	First Amendment to Lease dated June 26, 2015

o	Truc Nguyen and Khanh Van Le

▪	Retail Lease dated May 31, 2010

▪	Lease Commencement Memorandum dated February 11, 2011

o	Erik D. Cabrera DDS

▪	Retail Lease Agreement dated July 24, 2008

▪	Guaranty of Lease dated July 24, 2008

▪	Lease Commencement Memorandum dated February 18, 2009

o	Subway Real Estate Corp

▪	Retail Lease Agreement dated May 21, 2009

▪	Lease Commencement Agreement dated August 10, 2010

▪	Renewal Letter dated December 20, 2013

o	Little Bambinos Pizza, Inc.

▪	Retail Lease dated February 29, 2012

▪	Notice of Lease Term Dates dated October 17, 2012

o	Courtney Brower and Jeffrey Alan Marshall Pinkerton, dba Rancho Belago Dance Company

▪	Retail Lease dated November 2, 2011

▪	Notice of Lease Term Dates dated August 13, 2012

o	Shady Ballout, dba The Cupcake & Espresso Bar

▪	Retail Lease dated July 29, 2014

▪	Acceptance of Premises

▪	Notice of Lease Term Dates dated August 1, 2014

▪	First Amendment to Retail Lease dated March 20, 2015

o	Won Hee Kim Jin and Byung Wook Jin, dba Martial Arts Academy

▪	Retail Lease dated June 10, 2013

▪	Notice of Lease Term Dates dated April 2, 2014

▪	First Amendment to Retail Lease dated December 11, 2013

Purchase and Sale Agreement

Schedule 1 – Due Diligence Materials

o	Jack in the Box

▪	Ground Lease Agreement dated June 30, 2006

▪	First Amendment to Ground Lease Agreement dated June 23, 2008

▪	Second Amendment to Ground Lease Agreement dated August 27, 2008

▪	Third Amendment to Ground Lease Agreement dated October 25, 2008

▪	Rent Commencement Letter dated January 16, 2009

o	Israel Rodriguez Jr., and Maribel Leal, dba Armandos Mexican Restaurant

▪	Retail Lease dated June 30, 2015

•	Operating Statements

o	Operating Statement as of December 31, 2011

o	Operating Statement as of December 31, 2012

o	Operating Statement as of December 31, 2013

o	Operating Statement as of December 31, 2014

•	Property Condition Report

o	Property Condition Assessment prepared by Marx/Okubo dated May 13, 2015

•	Property Taxes

o	APN: 486250024-5 for period July 1, 2014 to June 30, 2015

o	APN: 486250025-6 for period July 1, 2014 to June 30, 2015

•	Rent Roll

o	Rent Roll dated April 17, 2015

•	Tenant Sales/Financial Statements

o	Fantastic Sams-2013, 2014 2015 ytd (April)

o	Moreno Beach Dental-2013

o	Rancho Belago Dance Company-2013

o	Rancho Belago Realty-2013

•	Title

o	Preliminary Title Report dated April 4, 2015

Purchase and Sale Agreement

Schedule 1 – Due Diligence Materials

SCHEDULE 2

DESCRIPTION OF LAND

Purchase and Sale Agreement

Schedule 2 – Description of Land

SCHEDULE 3

SERVICE CONTRACTS

NONE

Purchase and Sale Agreement

Schedule 3 – Assumed Service Contracts

SCHEDULE 4

ENVIRONMENTAL REPORTS

Phase One Environmental Site Assessment prepared by Millennium Consulting Associates, dated August 7, 2015

Limited Phase II Environmental Site Assessment/Soil Gas Survey prepared by Millennium Consulting Associates, dated July 15, 2015

Phase I Environmental Site Assessment prepared by Earth Touch, Inc., dated June 10, 2009

Purchase and Sale Agreement

Schedule 4 – Environmental Reports

SCHEDULE 5

RENT ROLL

8/24/2015 11:52 AM

Tenancy Schedule I

Property: pmoreno m As of Date: 08/01/2015 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno m)	14395	Wells Fargo Bank (t0000255)	Retail Inline	5,000.00	11/10/2008	11/30/2023	181.00	6.75	10,609.35	2.12	127,312.20	25.46	4.11	0.00	0.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14395	RSF	5,000.00	12/1/2013	11/30/2018	10,609.35	2.12	127,312.20	25.46	0.00	127,312.20
	BRE	Rent	14395	RSF	5,000.00	12/1/2018	11/30/2023	10,000.00	2.00	120,000.00	24.00	0.00	120,000.00

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14395	RSF	5,000.00	12/1/2013	11/30/2018	10,609.35	2.12	127,312.20	25.46	0.00	127,312.20
	CAM	CAM	14395	RSF	5,000.00	1/1/2015	11/30/2023	1,123.00	0.23	13,476.00	2.70	0.00	13,476.00
	TAX	CAM	14395	RSF	5,000.00	1/1/2015	11/30/2023	591.00	0.12	7,092.00	1.42	0.00	7,092.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	11/10/2008	11/30/2023	11/10/2008	181.00	5,000.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno m)	14425	Stater Bros #185 (t0000252)	Retail Anchor	44,005.00	11/5/2008	11/30/2028	241.00	6.75	60,833.33	1.38	729,999.96	16.59	1.90	0.00	0.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14425	RSF	44,005.00	11/5/2008	11/30/2018	60,833.33	1.38	729,999.96	16.59	0.00	729,999.96
	BRE	Rent	14425	RSF	44,005.00	12/1/2018	11/30/2023	66,916.67	1.52	803,000.04	18.25	0.00	803,000.04
	BRE	Rent	14425	RSF	44,005.00	12/1/2023	11/30/2028	70,262.50	1.60	843,150.00	19.16	0.00	843,150.00

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14425	RSF	44,005.00	11/5/2008	11/30/2018	60,833.33	1.38	729,999.96	16.59	0.00	729,999.96
	CAM	CAM	14425	RSF	44,005.00	1/1/2015	11/30/2028	6,964.00	0.16	83,568.00	1.90	0.00	83,568.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	11/5/2008	11/30/2028	11/5/2008	241.00	44,005.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno m)	14485	Jack in the Box (t0000246)	Retail Inline	2,692.00	1/13/2009	1/12/2029	240.00	6.58	7,975.00	2.96	95,700.00	35.55	2.14	0.00	0.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14485	RSF	2,692.00	1/13/2014	1/12/2019	7,975.00	2.96	95,700.00	35.55	0.00	95,700.00
	BRE	Rent	14485	RSF	2,692.00	1/13/2019	1/12/2024	8,772.50	3.26	105,270.00	39.11	0.00	105,270.00
	BRE	Rent	14485	RSF	2,692.00	1/13/2024	1/12/2029	9,649.75	3.59	115,797.00	43.02	0.00	115,797.00

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	14485	RSF	2,692.00	1/13/2014	1/12/2019	7,975.00	2.96	95,700.00	35.55	0.00	95,700.00
	CAM	CAM	14485	RSF	2,692.00	1/1/2015	1/12/2029	481.00	0.18	5,772.00	2.14	0.00	5,772.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	1/13/2009	1/12/2029	1/13/2009	240.00	2,692.00		

Page 1 of 6

Purchase and Sale Agreement

Schedule 5 – Rent Roll

Purchase and Sale Agreement

Schedule 5 – Rent Roll

8/24/2015 11:52 AM

Tenancy Schedule I

Property: pmoremom As of Date: 08/01/2015 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoremom)	4405-104	Lakeside Cleaners (t0000248)	Retail Inline	1,658.00	7/1/2010	8/31/2020	122.00	5.08	2,901.50	1.75	34,818.00	21.00	5.69	0.00	7,000.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2015	6/30/2016	2,901.50	1.75	34,818.00	21.00	0.00	34,818.00
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2016	6/30/2017	2,984.40	1.80	35,812.80	21.60	0.00	35,812.80
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2017	6/30/2018	3,067.30	1.85	36,807.60	22.20	0.00	36,807.60
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2018	6/30/2019	3,166.78	1.91	38,001.36	22.92	0.00	38,001.36
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2019	8/31/2020	3,266.26	1.97	39,195.12	23.64	0.00	39,195.12

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-104	RSF	1,658.00	7/1/2015	6/30/2016	2,901.50	1.75	34,818.00	21.00	0.00	34,818.00
	CAM	CAM	4405-104	RSF	1,658.00	1/1/2015	8/31/2020	591.00	0.36	7,092.00	4.28	0.00	7,092.00
	TAX	CAM	4405-104	RSF	1,658.00	1/1/2015	8/31/2020	195.00	0.12	2,340.00	1.41	0.00	2,340.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	7/1/2010	8/31/2020	7/1/2010	122.00	1,658.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoremom)	4405-105	Smoke Shop Plus (t0000251)	Retail Inline	1,051.00	11/22/2010	11/30/2020	121.00	4.75	1,944.35	1.85	23,332.20	22.20	5.71	0.00	2,175.57	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2014	11/30/2015	1,944.35	1.85	23,332.20	22.20	0.00	23,332.20
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2015	11/30/2016	1,996.90	1.90	23,962.80	22.80	0.00	23,962.80
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2016	11/30/2017	2,049.45	1.95	24,593.40	23.40	0.00	24,593.40
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2017	11/30/2018	2,102.00	2.00	25,224.00	24.00	0.00	25,224.00
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2018	11/30/2019	2,154.55	2.05	25,854.60	24.60	0.00	25,854.60
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2019	11/30/2020	2,207.10	2.10	26,485.20	25.20	0.00	26,485.20
	BRF	Rent	4405-105	RSF	1,051.00	12/1/2015	12/31/2015	-1,996.90	-1.90	-23,962.80	-22.80	0.00	-23,962.80

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-105	RSF	1,051.00	12/1/2014	11/30/2015	1,944.35	1.85	23,332.20	22.20	0.00	23,332.20
	CAM	CAM	4405-105	RSF	1,051.00	1/1/2015	11/30/2015	377.00	0.36	4,524.00	4.30	0.00	4,524.00
	TAX	CAM	4405-105	RSF	1,051.00	1/1/2015	11/30/2015	123.00	0.12	1,476.00	1.40	0.00	1,476.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	11/22/2010	11/30/2015	11/22/2010	61.00	1,051.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoremom)	4405-106	Lilly Nails & Spa (t0000250)	Retail Inline	1,235.00	7/1/2010	9/30/2020	123.00	5.08	2,432.95	1.97	29,195.40	23.64	5.70	0.00	2,951.65	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2014	9/30/2015	2,432.95	1.97	29,195.40	23.64	0.00	29,195.40
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2015	9/30/2016	2,507.05	2.03	30,084.60	24.36	0.00	30,084.60
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2016	9/30/2017	2,581.15	2.09	30,973.80	25.08	0.00	30,973.80
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2017	9/30/2018	2,655.25	2.15	31,863.00	25.80	0.00	31,863.00
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2018	9/30/2019	2,729.35	2.21	32,752.20	26.52	0.00	32,752.20
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2019	9/30/2020	2,815.80	2.28	33,789.60	27.36	0.00	33,789.60

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4405-106	RSF	1,235.00	10/1/2014	9/30/2015	2,432.95	1.97	29,195.40	23.64	0.00	29,195.40
	CAM	CAM	4405-106	RSF	1,235.00	1/1/2015	9/30/2015	441.00	0.36	5,292.00	4.29	0.00	5,292.00
	TAX	CAM	4405-106	RSF	1,235.00	1/1/2015	9/30/2015	146.00	0.12	1,752.00	1.42	0.00	1,752.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	7/1/2010	9/30/2015	7/1/2010	63.00	1,235.00		

Page 3 of 6

Purchase and Sale Agreement

Schedule 5 – Rent Roll

8/24/2015 11:52 AM

Tenancy Schedule I

Property: pmoreno As of Date: 08/01/2015 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno)	4435-108	Erik D. Cabrera, DDS (t0000244)	Retail Inline	1,477.00	3/1/2009	2/28/2019	120.00	6.42	5,467.21	3.70	65,606.52	44.42	6.92	0.00	5,977.16	0.00

Rent Steps

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4435-108	RSF	1,477.00	3/1/2015	2/29/2016	5,467.21	3.70	65,606.52	44.42	0.00	65,606.52
BRE	Rent	4435-108	RSF	1,477.00	3/1/2016	2/28/2017	5,631.22	3.81	67,574.64	45.75	0.00	67,574.64
BRE	Rent	4435-108	RSF	1,477.00	3/1/2017	2/28/2018	5,800.16	3.93	69,601.92	47.12	0.00	69,601.92
BRE	Rent	4435-108	RSF	1,477.00	3/1/2018	2/28/2019	5,974.16	4.05	71,689.92	48.54	0.00	71,689.92

Charge Schedules

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4435-108	RSF	1,477.00	3/1/2015	2/29/2016	5,467.21	3.70	65,606.52	44.42	0.00	65,606.52
CAM	CAM	4435-108	RSF	1,477.00	1/1/2015	2/28/2019	677.00	0.46	8,124.00	5.50	0.00	8,124.00
TAX	CAM	4435-108	RSF	1,477.00	1/1/2015	2/28/2019	175.00	0.12	2,100.00	1.42	0.00	2,100.00

Amendment

Type	Status	From	To	Move In	Term	Area	Description	Notes
Original Lease	Activated	3/1/2009	2/28/2019	3/1/2009	120.00	1,477.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno)	4465-101	Subway #43448 (t0000253)	Retail Inline	930.00	10/1/2014	9/30/2019	60.00	0.83	3,208.50	3.45	38,502.00	41.40	0.00	0.00	2,790.00	0.00

Rent Steps

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4465-101	RSF	930.00	10/1/2014	9/30/2019	3,208.50	3.45	38,502.00	41.40	0.00	38,502.00

Charge Schedules

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4465-101	RSF	930.00	10/1/2014	9/30/2019	3,208.50	3.45	38,502.00	41.40	0.00	38,502.00

Amendment

Type	Status	From	To	Move In	Term	Area	Description	Notes
Original Lease	Activated	10/1/2014	9/30/2019	10/1/2014	60.00	930.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc./Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmoreno)	4465-102	Little Bambino's Pizza (t0000249)	Retail Inline	1,602.00	8/30/2012	8/31/2022	121.00	3.00	2,549.34	1.59	30,592.08	19.10	5.70	0.00	2,403.00	0.00

Rent Steps

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4465-102	RSF	1,602.00	9/1/2014	8/31/2015	2,549.34	1.59	30,592.08	19.10	0.00	30,592.08
BRE	Rent	4465-102	RSF	1,602.00	9/1/2015	8/31/2016	2,625.82	1.64	31,509.84	19.67	0.00	31,509.84
BRE	Rent	4465-102	RSF	1,602.00	9/1/2016	8/31/2017	2,704.60	1.69	32,455.20	20.26	0.00	32,455.20
BRE	Rent	4465-102	RSF	1,602.00	9/1/2017	8/31/2018	2,785.74	1.74	33,428.88	20.87	0.00	33,428.88
BRE	Rent	4465-102	RSF	1,602.00	9/1/2018	8/31/2019	2,869.31	1.79	34,431.72	21.49	0.00	34,431.72
BRE	Rent	4465-102	RSF	1,602.00	9/1/2019	8/31/2020	2,955.38	1.85	35,464.56	22.14	0.00	35,464.56
BRE	Rent	4465-102	RSF	1,602.00	9/1/2020	8/31/2021	3,044.05	1.90	36,528.60	22.80	0.00	36,528.60
BRE	Rent	4465-102	RSF	1,602.00	9/1/2021	8/31/2022	3,135.37	1.96	37,624.44	23.49	0.00	37,624.44

Charge Schedules

Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
BRE	Rent	4465-102	RSF	1,602.00	9/1/2014	8/31/2015	2,549.34	1.59	30,592.08	19.10	0.00	30,592.08
CAM	CAM	4465-102	RSF	1,602.00	1/1/2015	8/31/2022	572.00	0.36	6,864.00	4.29	0.00	6,864.00
TAX	CAM	4465-102	RSF	1,602.00	1/1/2015	8/31/2022	189.00	0.12	2,268.00	1.42	0.00	2,268.00

Amendment

Type	Status	From	To	Move In	Term	Area	Description	Notes
Original Lease	Activated	8/30/2012	8/31/2022	8/30/2012	121.00	1,602.00		

Page 4 of 6

Purchase and Sale Agreement

Schedule 5 – Rent Roll

8/24/2015 11:52 AM

Tenancy Schedule I

Property: pmorenom As of Date: 06/01/2015 By Property

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmorenom)	4465-104	* Amandos Mexican Restaurant (t0000421)	Retail Inline	1,020.00	1/26/2016	1/31/2021	61.00	-0.42	1,683.00	1.65	20,196.00	19.80	5.71	0.00	2,193.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	* BRE	Rent	4465-104	RSF	1,020.00	1/26/2016	1/31/2017	1,683.00	1.65	20,196.00	19.80	0.00	20,196.00
	* BRE	Rent	4465-104	RSF	1,020.00	2/1/2017	1/31/2018	1,733.49	1.70	20,801.88	20.39	0.00	20,801.88
	* BRE	Rent	4465-104	RSF	1,020.00	2/1/2018	1/31/2019	1,785.49	1.75	21,425.88	21.01	0.00	21,425.88
	* BRE	Rent	4465-104	RSF	1,020.00	2/1/2019	1/31/2020	1,839.06	1.80	22,068.72	21.64	0.00	22,068.72
	* BRE	Rent	4465-104	RSF	1,020.00	2/1/2020	1/31/2021	1,894.23	1.86	22,730.76	22.29	0.00	22,730.76
	* BRF	Rent	4465-104	RSF	1,020.00	2/1/2016	4/30/2016	-1,683.00	-1.65	-20,196.00	-19.80	0.00	-20,196.00

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	* BRE	Rent	4465-104	RSF	1,020.00	1/26/2016	1/31/2017	1,683.00	1.65	20,196.00	19.80	0.00	20,196.00
	* CAM	CAM	4465-104	RSF	1,020.00	1/26/2016	1/31/2021	365.00	0.36	4,380.00	4.29	0.00	4,380.00
	* TAX	CAM	4465-104	RSF	1,020.00	1/26/2016	1/31/2021	120.00	0.12	1,440.00	1.41	0.00	1,440.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	* Original Lease	Activated	1/26/2016	1/31/2021	7/30/2015	61.00	1,020.00		Lease starts earlier of; open for business or 180 days after

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmorenom)	4475-101	Rancho Belago Dance Company (t0000243)	Retail Inline	2,049.00	7/1/2012	6/30/2017	60.00	3.08	3,358.50	1.64	40,302.00	19.67	5.69	0.00	3,073.50	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4475-101	RSF	2,049.00	7/1/2015	6/30/2016	3,358.50	1.64	40,302.00	19.67	0.00	40,302.00
	BRE	Rent	4475-101	RSF	2,049.00	7/1/2016	6/30/2017	3,459.25	1.69	41,511.00	20.26	0.00	41,511.00

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4475-101	RSF	2,049.00	7/1/2015	6/30/2016	3,358.50	1.64	40,302.00	19.67	0.00	40,302.00
	CAM	CAM	4475-101	RSF	2,049.00	1/1/2015	6/30/2017	731.00	0.36	8,772.00	4.28	0.00	8,772.00
	TAX	CAM	4475-101	RSF	2,049.00	1/1/2015	6/30/2017	241.00	0.12	2,892.00	1.41	0.00	2,892.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	7/1/2012	6/30/2017	7/1/2012	60.00	2,049.00		

Property	Unit(s)	Lease	Lease Type	Area	Lease From	Lease To	Term	Tenancy Years	Monthly Rent	Monthly Rent/Area	Annual Rent	Annual Rent/Area	Annual Rec./Area	Annual Misc/Area	Security Deposit Received	LOC Amount/ Bank Guarantee
Moreno Marketplace (pmorenom)	4475-102	The Cupcake & Espresso Bar (t0000242)	Retail Inline	1,500.00	4/1/2015	3/31/2020	60.00	0.33	2,220.00	1.48	26,640.00	17.76	5.70	0.00	2,970.00	0.00

Rent Steps	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2015	3/31/2016	2,220.00	1.48	26,640.00	17.76	0.00	26,640.00
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2016	3/31/2017	2,286.60	1.52	27,439.20	18.29	0.00	27,439.20
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2017	3/31/2018	2,355.20	1.57	28,262.40	18.84	0.00	28,262.40
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2018	3/1/2019	2,425.85	1.62	29,110.20	19.41	0.00	29,110.20
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2019	3/31/2020	2,498.63	1.67	29,983.56	19.99	0.00	29,983.56

Charge Schedules	Charge	Type	Unit	Area Label	Area	From	To	Monthly Amt	Amt/Area	Annual	Annual/Area	Management Fee	Annual Gross Amount
	BRE	Rent	4475-102	RSF	1,500.00	4/1/2015	3/31/2016	2,220.00	1.48	26,640.00	17.76	0.00	26,640.00
	CAM	CAM	4475-102	RSF	1,500.00	4/1/2015	3/31/2020	536.00	0.36	6,432.00	4.29	0.00	6,432.00
	INS	CAM	4475-102	RSF	1,500.00	4/1/2015	3/31/2020	0.00	0.00	0.00	0.00	0.00	0.00
	TAX	CAM	4475-102	RSF	1,500.00	4/1/2015	3/31/2020	176.00	0.12	2,112.00	1.41	0.00	2,112.00

Amendment	Type	Status	From	To	Move In	Term	Area	Description	Notes
	Original Lease	Activated	4/1/2015	3/31/2020	4/1/2015	60.00	1,500.00		

Page 5 of 6

Purchase and Sale Agreement

Schedule 5 – Rent Roll

Purchase and Sale Agreement

Schedule 5 – Rent Roll

SCHEDULE 6

EXCEPTIONS TO SELLER REPRESENTATIONS AND WARRANTIES

None.

Purchase and Sale Agreement

Schedule 6 – Exceptions to Seller Representations and Warranties